UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-22906

                         Virtus Alternative Solutions Trust

(Exact name of registrant as specified in charter)

101 Munson Street

                                 Greenfield, MA 01301

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

                             Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800)-243-1574

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT
VIRTUS ALTERNATIVE SOLUTIONS  TRUST

October 31, 2020
Virtus Aviva Multi-Strategy Target Return Fund*
Virtus Duff & Phelps Select MLP and Energy Fund*
Virtus KAR Long/Short Equity Fund*
*Prospectus supplement applicable to this fund appears at the back of this annual report.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the Fund will apply to all Virtus Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Proxy Voting Procedures and Voting Record (Form N-PX)
The subadvisers vote proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To My Fellow Shareholders of Virtus Funds:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended October 31, 2020.
We witnessed unprecedented events and stark changes during the past 12 months. The global economy, which experienced strong growth during the first four months of the fiscal year, was largely shut down in March of 2020 in response to the coronavirus pandemic. Markets reacted by declining sharply, leading policymakers to quickly introduce supportive monetary and fiscal measures. These proved effective, and many markets swiftly reversed course. In fact, the U.S. stock market erased its early-2020 losses and reached a new high in August.
Financial markets saw renewed volatility in September and October as the U.S. elections approached and COVID-19 cases rose, but many asset classes were able to post positive returns for the 12 months ended October 31, 2020. U.S. large-capitalization stocks returned 9.71%, as measured by the S&P 500® Index. Small-cap stocks lagged, declining 0.14%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), were down 6.86% for the 12 months. Emerging markets gained 8.25%, as measured by the MSCI Emerging Markets Index (net).
In fixed income markets, monetary easing drove the yield on the 10-year Treasury to 0.88% at October 31, 2020, down sharply from 1.69% on October 31, 2019. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 6.19%. Non-investment grade bonds were up 3.49% for the period, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.
Our investment teams maintained their disciplined approach in the midst of this turbulence, and remain focused on helping you achieve your long-term goals. While uncertainty may lie ahead, you can depend on us to continue investing your capital with skill and care. To learn more about the other investment strategies we offer, please visit Virtus.com.
On behalf of our investment managers, I thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-243-1574 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Funds
December 2020
Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF May 1, 2020 TO October 31, 2020
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Alternative Solutions Trust Fund (each, a “Fund”) , you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended October 31, 2020.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio*	Expenses Paid During Period**
Aviva Multi-Strategy Target Return Fund
	Class A	$ 1,000.00	$ 995.80	1.69%	$ 8.48
	Class C	1,000.00	991.50	2.44	12.21
	Class I	1,000.00	995.90	1.44	7.22
	Class R6	1,000.00	996.90	1.38	6.93
Duff & Phelps Select MLP and Energy Fund
	Class A	1,000.00	948.50	1.40	6.86
	Class C	1,000.00	944.20	2.15	10.51
	Class I	1,000.00	949.40	1.15	5.64
KAR Long/Short Equity Fund
	Class A	1,000.00	1,239.80	2.29	12.87
	Class C	1,000.00	1,235.50	3.02	16.96
	Class I	1,000.00	1,241.90	2.04	11.49
	Class R6	1,000.00	1,241.70	2.05	11.53

*	Annualized expense ratios include dividend and interest expense on securities sold short.
**	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF May 1, 2020 TO October 31, 2020
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
		Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio*	Expenses Paid During Period**
Aviva Multi-Strategy Target Return Fund
	Class A	$ 1,000.00	$ 1,016.64	1.69%	$ 8.57
	Class C	1,000.00	1,012.87	2.44	12.34
	Class I	1,000.00	1,017.90	1.44	7.30
	Class R6	1,000.00	1,018.20	1.38	7.00
Duff & Phelps Select MLP and Energy Fund
	Class A	1,000.00	1,018.10	1.40	7.10
	Class C	1,000.00	1,014.33	2.15	10.89
	Class I	1,000.00	1,019.35	1.15	5.84
KAR Long/Short Equity Fund
	Class A	1,000.00	1,013.64	2.29	11.57
	Class C	1,000.00	1,009.96	3.02	15.25
	Class I	1,000.00	1,014.89	2.04	10.32
	Class R6	1,000.00	1,014.85	2.05	10.37

*	Annualized expense ratios include dividend and interest expense on securities sold short.
**	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
KEY INVESTMENT TERMS (Unaudited)
October 31, 2020
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Alerian MLP Index
A composite of the 50 most prominent energy master limited partnerships (MLPs) that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis (NYSE: AMZ) and on a total-return basis (NYSE:AMZX). The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Barclays U.S. Aggregate Bond Index
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade, fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Barclays U.S. Corporate High Yield Bond Index
The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Exchange–Traded Funds (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The Fed is the Central Bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 Branches, and all national and state banks that are part of the system.
The gross domestic product represents the market value of all goods and services produced by the economy during the period measured, including personal consumption, government purchases, private inventories, paid-in construction costs and the foreign trade balance.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
Master Limited Partnerships (“MLPs”)
Investment which combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. To be classified as an MLP, a partnership must derive most of its cash flows from real estate, natural resources and commodities.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) A free float-adjusted, market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Organization of the Petroleum Exporting Countries (“OPEC”)
The Organization of the Petroleum Exporting Countries (OPEC) is a group, consisting of 14 of the world’s major oil-exporting nations, which aims to manage the supply of oil in an effort to set the price of oil on the world market, in order to avoid fluctuations that might affect the economies of both producing and purchasing countries.
Organization of the Petroleum Exporting Countries Plus (“OPEC+”)
The Organization of the Petroleum Exporting Countries Plus (OPEC+) is a loosely affiliated entity consisting of the 13 OPEC members and 10 of the world’s major non-OPEC oil-exporting nations. OPEC+ aims to regulate the supply of oil in order to set the price on the world market.
Over–the–Counter (“OTC”)
Trading that is done directly between two parties, without any supervision of an exchange.
Payment–in–Kind Security (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
October 31, 2020
Public Limited Company (“PLC”)
A Public Limited Company (PLC) is the legal designation of a limited liability company that has offered shares to the general public and has limited liability.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Risk Assets
Risk assets are those that tend to demonstrate price volatility, such as equities, high yield bonds, currencies, and commodities.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 3000® Index
The Russell 3000® Index is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
U.S. Treasury Federal Funds Rate
The U.S. Treasury Federal Funds Rate is the interest rate paid on overnight loans made between depository institutions. Rates shown are the weighted average of rates on brokered trades and represent the arithmetic mean of daily rates for a given period of time.
West Texas Intermediate (“WTI”)
West Texas Intermediate (WTI) is a crude oil that serves as one of the main global oil benchmarks.

Ticker Symbols:
Class A: VMSAX
Class C: VCMSX
Class I: VMSIX
Class R6: VMSRX
Aviva Multi-Strategy Target Return Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Aviva Investors Americas LLC
■	The Fund is diversified and has an investment objective of long-term total return. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended October 31, 2020, the Fund’s Class A shares at NAV returned -1.95%, Class C shares at NAV returned -2.71%, Class I shares at NAV returned -1.70% and Class R6 shares at NAV returned -1.65%. For the same period, the U.S. Treasury Federal Funds Rate, which serves as both the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 0.63%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended October 31, 2020?
■	Financial markets ended 2019 on a positive note, as improving investor sentiment regarding global economic growth contributed to increased demand for riskier assets. Bonds underperformed, however, as the yields on safe-haven assets, such as U.S. government bonds, rose to levels that were not seen again over the course of the first 10 months of 2020.
■	The beginning of 2020 saw a continuation of market leadership by risk assets before the first signs of the COVID-19 outbreak triggered volatility in the equity markets. While Chinese stocks were the first to react to the news in January, most other global equity markets, including that of the U.S., were more resilient. This changed abruptly at the end of February, however, as the markets went into panic mode in anticipation of a severe global economic recession due to expected coronavirus lockdowns in a large number of countries. This led to investors selling both riskier and more defensive assets, which in turn created a liquidity crisis in even some of the most liquid financial instruments. A timely reaction by the Federal Reserve (the Fed) and other major global central banks, as well as coordinated efforts from the governments of developed markets to provide huge monetary and fiscal support packages, helped investors regain confidence in the stability of the financial system. This triggered a bounce in the markets for some risk assets toward the end of March 2020.
■	This trend continued throughout the second quarter of 2020 as markets welcomed the flurry of stimulus measures, which helped combat the dramatic slowdown of economic activity in the U.S. and other countries. Some clear winners emerged from the global lockdowns, as some of the largest household names in the technology and consumer discretionary sectors saw an opportunity to grow profits in the “work-from-home” environment. Investors were quick to reward financially stable companies, particularly those on track to grow their market share in the highly uncertain environment. While some sectors saw a relatively smooth recovery over the following months, cyclically sensitive parts of the equity market remained in deeply negative territory for the year.
■	In July and August, market sentiment continued to improve, with some countries, such as Australia, New Zealand, Canada, and Germany showing relative success in containing the spread of COVID-19 and supporting their economies. However, September and October saw volatility pick up due to investor concerns regarding delays to additional fiscal stimulus, rising political uncertainty around the U.S. presidential election, and increasing COVID-19 cases.
■	While equities in most developed and emerging markets declined during the fiscal year, bonds rose significantly on the back of the enormous monetary packages deployed by the major central banks. The U.S. dollar ended the year weaker against most peers, having seen a period of sharp appreciation during the market stress in March. Gold saw significant gains due to investor expectations around the real value of money being diluted by the trillions thrown into the system by global governments and central banks.
■	Credit assets benefitted from lower risk-free rates
across the board, however credit spreads rose in both the investment grade and high yield sectors across both developed and emerging markets. This reflected a deterioration in corporate fundamentals due to the challenging environment. Finally, volatility rose throughout the fiscal year as market stress reached extreme highs in March and subsided somewhat over the following months.
What factors affected the Fund’s performance during its fiscal year?
■	The Fund delivered negative performance for the fiscal year ended October 31, 2020. Performance was driven by gains in the Opportunistic Return strategies (a portion of the portfolio that consists of positions broadly uncorrelated to traditional asset classes) and Risk-Reducing Return strategies (a defensive part of the portfolio). The Fund’s Market Return strategies generated losses, as they consisted of riskier positions that were impacted by the deterioration in investor appetite for risk over the fiscal year.
■	The Fund’s performance benefitted from its bond exposure the most while being hurt by currencies and credit.
■	Within top contributors, the Fund’s exposure to U.S. government bonds proved to be particularly profitable due to two positions – an outright long position, and a relative value strategy in which U.S. government bonds were paired against German government bonds. U.S. interest rates collapsed following the decisive rate cut by the Fed, while German bond yields had been already very low for a number of years. This allowed the spread between the two types of bonds to shrink significantly during the year’s volatile market conditions.
■	The Fund’s position in U.S. equities added to returns. The Fund’s strategy favored companies with strong balance sheets in the Russell 2000® Index over the broader market. This approach contributed positively to performance, as investors showed a preference for companies with stable finances during the peak of the crisis. An outright long exposure to U.S. equities also contributed to performance.
■	Finally, a strategy that was designed to benefit from lower real yields in the U.S. (that is, the difference between nominal interest rates and
For information regarding the benchmark and certain investment terms, see the Key Investment Terms starting on page 4.

Aviva Multi-Strategy Target Return Fund (Continued)
inflation) also delivered strong gains on the back of a sharp decline in nominal yields.
■	The five biggest detractors from performance included a mixed bag of strategies, two of which are no longer held in the Fund. A position in the Japanese yen detracted the most. The strategy was implemented for risk reduction purposes, but proved to be less effective after March as investor appetite for risk recovered. Most of the riskier global currencies saw sharp gains in the second and third quarters of 2020.
■	The Fund’s position in U.S. inflation-linked assets also detracted as inflation expectations collapsed in March. Most investors anticipated a sharp fall in economic activity across the globe, which in turn led to speculation that inflationary pressures would decline.
■	Three equity strategies delivered negative returns, as well. The Fund’s exposure to Japanese and European stocks resulted in negative performance as both markets suffered extreme volatility at the beginning of the year, and prices were slow to recover. Finally, the Fund’s emphasis on value stocks over global consumer staples names also generated negative performance. Investors saw more stability and potential in consumer staples stocks, which typically do well in recessionary economic conditions.
■	The Fund’s usage of derivatives did not materially impact returns, since derivatives are used for risk management and efficient portfolio management purposes, as opposed to return enhancement.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Portfolio Turnover: The Fund’s principal investments strategies may result in a consistently high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.
Counterparties: There is risk that a party upon whom the Fund relies to complete a transaction will default.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Leverage: When the Fund leverages its portfolio, the Fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the Fund’s value may increase.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of October 31, 2020.
Common Stocks	49%
Short-Term Investment	47
Exchange-Traded Fund	5
Purchased Options	2
Written Options	(3)
Total	100%
For information regarding the benchmark and certain investment terms, see the Key Investment Terms starting on page 4.

Aviva Multi-Strategy Target Return Fund (Continued)
Average Annual Total Returns1 for periods ended 10/31/20

	1 Year	5 Years	Since inception	Inception date
Class A shares at NAV[2]	-1.95%	-0.27%	-0.22%	7/20/15
Class A shares at POP[3,4]	-7.59	-1.44	-1.33	7/20/15
Class C shares at NAV and with CDSC[2,4]	-2.71	-1.02	-0.97	7/20/15
Class I shares at NAV	-1.70	-0.02	0.03	7/20/15
Class R6 shares at NAV	-1.65	—	0.84	11/3/16
U.S. Treasury Federal Funds Rate	0.63	1.18	— [5]	—
Fund Expense Ratios[6]: A Shares: Gross 2.24%, Net 1.78%; C Shares: Gross 2.97%, Net 2.53%; I Shares: Gross 1.97%, Net 1.53%, R6 Shares: Gross 1.93%, Net 1.47%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 10/31

This chart assumes an initial investment of $10,000 made on July 20, 2015 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returned 1.42% for Class R6 and 1.13% for Class A, C and I shares of the respective share classes.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver and expense limitation in effect through February 28, 2021. Gross Expense: Does not reflect the effect of the fee waiver or expense limitation. Expense ratios reflect fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the benchmark and certain investment terms, see the Key Investment Terms starting on page 4.

Ticker Symbols:
Class A: VLPAX
Class C: VLPCX
Class I: VLPIX
Duff & Phelps Select MLP and Energy Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Duff & Phelps Investment Management Co.
■	The Fund is non-diversified and has an investment objective of total return with a secondary objective of income. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended October 31, 2020, the Fund’s Class A shares at NAV returned -32.15%, Class C shares at NAV returned -32.76%, and Class I shares at NAV returned -32.03%. For the same period, the Alerian MLP Index, which serves as both the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned -42.52%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended October 31, 2020?
■	Stable energy markets depend on the forces of supply and demand finding relative balance, but two seismic developments made the fiscal year ended October 31, 2020, one of the most difficult periods on record for the energy sector. During the period, midstream energy stocks fell 42.5%, as measured by the Alerian MLP Index, and massively underperformed the broader S&P 500® Index. The first quarter of the fiscal year was characterized by the volatility that has become commonplace for the midstream sector. With the sector badly lagging the S&P 500® Index and a number of stocks in the red on a calendar year basis in 2019, November brought a round of tax-loss selling, followed by a sharp rebound starting in December and carrying through much of January 2020. The rally began to fade around mid-month as the market began to worry about the impact of COVID-19 on Chinese energy demand. By the end of the first quarter of the fiscal year, the Alerian MLP Index had fallen just over 3%.
■	In February, the global reach of COVID-19 was becoming clearer, and by March, governments across the world were orchestrating coordinated shutdowns of their economies in order to control the spread of the virus. As estimated by some observers, this ultimately drove a sharp decline of over 26 million barrels per day in oil demand at the trough, amounting to roughly 25% of global petroleum consumption. This represented the greatest demand shock in modern times.
■	Around the same time, OPEC and allied countries (OPEC+) met in early March to address severe oversupply in crude oil markets, but members were unable to find consensus on a strategy. With key participants Saudi Arabia and Russia advocating for diametrically opposite actions, these two countries effectively launched a price war for market share that pushed the U.S. West Texas Intermediate (WTI) crude oil benchmark down 45% over the following two weeks.
■	This period was disastrous for midstream energy stock performance, and there was nowhere to hide. The Alerian MLP Index fell nearly 60% from the start of March to its bottom around mid-month. Selling pressure was relentless and indiscriminate, exacerbated by the unwinding of many master limited partnership (MLP) closed-end funds, most of which had taken on leverage to amplify their buying power.
■	With demand in apparent free fall and Saudi Arabia flooding the markets with additional crude that could not be absorbed, every nook and cranny of global storage started to rapidly fill. Production needed to decline, deeply and immediately, and the world was waiting on U.S. shale producers to blink. With storage approaching tank tops, the WTI crude index briefly went into negative territory, closing below -$37 per barrel in late April, before returning to positive territory. It closed the month at just under $19 per barrel.
■	Surprisingly, midstream stocks rose sharply beginning in late March, as closed-end fund liquidations ended and savvy investors stepped up, understanding that the stocks had been oversold. The Alerian MLP Index rallied more than
90% from the bottom in March through the end of April, but this still left the index down 33% for the fiscal year to date.
■	With crude oil prices far below the cash cost to operate wells, shale producers took the first step toward rebalancing the market. They not only halted all new drilling, but even curtailed wells that were already online and flowing, which pushed U.S. production into decline. Then Saudi Arabia and Russia came back together to broker the largest production cut in OPEC history, removing roughly 9% of global supply. With the necessary supply response in place and demand losses bottoming out, crude oil prices rebounded to positive $40 per barrel by the end of July. And with oil prices back above the cash cost, producers brought shut-in volumes back online, improving the near-term outlook for midstream companies. However, as the market came to realize that the pandemic would go on far longer than most had envisioned, the stocks failed to sustain any positive momentum, falling another 12% over the last six months of the fiscal year. WTI ended the fiscal year just under $36 per barrel, down 34%.
■	Despite the broad-based carnage in the sector, there were still relative winners and losers, with trading activity becoming more discriminate as the pandemic wore on. First, the market showed a clear preference for the strongest balance sheets. All companies slashed their capital expenditure (capex) budgets and reduced operating and overhead expenses, accelerating a pivot to free cash flow generation that had been forming prior to the pandemic. But companies with too much debt were forced to go a step further, slashing their dividends and distributions. Those companies earliest to take action saw their stock prices rebound more quickly.
■	Asset mix also led to select opportunities for well-positioned companies. Natural gas and natural gas liquids (NGL) prices actually rose during the year, benefitting companies with assets in the Marcellus/Utica regions and those with NGL export facilities. A significant quantity of these commodities are produced alongside crude oil in key shale basins, so the sharp decline in crude oil production also resulted in lower volumes and higher prices for natural gas and NGLs. Owners of crude oil storage also benefitted, as the short-term oversupply condition created a window for
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Select MLP and Energy Fund (Continued)
operators to fully contract those facilities with substantial tariff increases. Generally, the stocks that were more challenged during the fiscal year represented gathering and processing companies, those with volumetric exposure to crude oil and refined product pipelines, and companies whose balance sheets remained stretched even after dividend/distribution cuts.
■	While pandemic-related impacts largely drove sector performance, there were other contributing factors. Investor adoption of environmental, social & governance (ESG) principles and focus on the transition to cleaner energy accelerated during the fiscal year. Traditional energy companies are thought to be long-term losers to solar, wind, and other green technologies. The good news is the sector started to take these issues more seriously, with several companies publishing their first sustainability reports and committing to specific operating practices that reduce emissions. Midstream energy scores particularly poorly on governance given the particulars of the MLP structure and a recent history of egregious outcomes for limited partner investors. A number of MLPs have converted to traditional C-corporations where governance protections are greater, but several large midstream companies continue to back the MLP structure. Uncertainty around the U.S. presidential election was also a factor, as investors worried about an acceleration of the transition to cleaner sources of energy should the Democrats win control of the White House and Congress. To that end, Canadian midstream companies generally outperformed their U.S. counterparts in the fiscal year.
What factors affected the Fund’s performance during its fiscal year?
■	The Fund outperformed the Alerian MLP Index for the 12 months ended October 31, 2020. The Fund benefitted on a relative basis from finding value outside of the large MLPs that dominate the benchmark. This was particularly true with investments in midstream C-corporations oriented toward natural gas and liquefied natural gas (LNG). The Fund was significantly underweight the large MLPs, which we believe need to attract a broader investor base with governance reforms and major index inclusion through eventual conversions to C-corporations. The Fund outperformed the benchmark over the second, third, and fourth quarters of the fiscal year, and was roughly in-line for the first quarter. Outperformance was most pronounced in the second and third quarters of the fiscal year, when the effects of the pandemic ravaged the market most severely.
■	The five largest individual contributors to Fund performance on an absolute basis were Antero Midstream, Williams, Hess Midstream LP, MPLX LP, and NextEra Energy Partners LP. Antero Midstream traded higher on the improvement in natural gas prices, along with significant progress by its parent, Antero Resources, in reducing near-term debt maturities and the market’s perception of elevated counterparty risk. Williams performed well on the relative stability of its natural gas-heavy business mix. Hess Midstream demonstrated base business resilience from its unique contract structure with its parent, Hess Corporation. MPLX responded to a strategic re-commitment from its parent, Marathon Petroleum, as well as an improved production outlook in the gassy Marcellus/Utica shales of the Appalachia Basin. NextEra Energy Partners, a leading operator of renewable power generation assets in the U.S., benefited from a strong rally in clean energy stocks.
■	The five largest individual detractors from Fund performance on an absolute basis were Plains GP Holdings LP, ONEOK, Energy Transfer LP, Targa Resources, and Enterprise Products Partners. Plains, Energy Transfer, and Targa were three companies with elevated leverage and heavily dependent on production from the Permian Basin, where drilling activity fell to levels insufficient to offset natural declines on existing wells. ONEOK also suffered from high leverage and concerns about the sustainability of its dividend, especially given sharp production curtailments on its core Williston Basin footprint. Enterprise, while certainly not unscathed by the pandemic, held up relatively well on a fundamental basis, but the market failed to reward the resiliency of its vertically integrated asset base, likely reflecting the MLP structure being out of favor.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Energy Industry Concentration: The Fund’s investments are concentrated in the energy industry, which presents a greater risk of the Fund’s value decreasing than if the Fund were broadly diversified over numerous sectors of the economy.
MLPs: Investments in Master Limited Partnerships may be adversely impacted by interest rates, tax law changes, regulation, or factors affecting underlying assets.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of October 31, 2020.
Diversified	28%
Gathering/Processing	19
Downstream/Other	17
Petroleum Transportation & Storage	15
Natural Gas Pipelines	11
Electric, LDC & Power	9
Upstream	1
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Select MLP and Energy Fund (Continued)
Average Annual Total Returns1 for periods ended 10/31/20

	1 Year	5 Years	Since inception	Inception date
Class A shares at NAV[2]	-32.15%	-8.72%	-8.86%	9/9/15
Class A shares at POP[3,4]	-36.05	-9.79	-9.90	9/9/15
Class C shares at NAV and with CDSC[2,4]	-32.76	-9.44	-9.58	9/9/15
Class I shares at NAV	-32.03	-8.52	-8.66	9/9/15
Alerian MLP Index	-42.52	-12.46	-12.75 [5]	—
Fund Expense Ratios[6]: A Shares: Gross 2.62%, Net 1.43%; C Shares: Gross 3.38%, Net 2.18%; I Shares: Gross 2.33%, Net 1.18%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 10/31

This chart assumes an initial investment of $10,000 made on September 9, 2015 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual expense limitation in effect through February 28, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios reflect fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Ticker Symbols:
Class A : VLSAX
Class C: VLSCX
Class I: VLSIX
Class R6: VLSRX
KAR Long/Short Equity Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC
■	The Fund is non-diversified and has an investment objective of seeking long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
For the fiscal year October 31, 2020, the Fund’s Class A shares at NAV returned 30.01%, Class C shares at NAV returned 29.01%, Class I shares at NAV returned 30.41%, and Class R6 shares at NAV returned 30.39%. For the same period, the Russell 3000® Index which serves as both the Fund’s broad-based and style-specific index appropriate for comparison, returned 10.15%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended October 31, 2020?
■	Stock market returns were mostly positive during the fiscal year. For the 12 months ended October 31, 2020, the S&P 500® Index advanced 9.71%, while small-capitalization stocks, as represented by the Russell 2000® Index, declined 0.14%. The Russell 3000® Index increased 10.15% during the period. International developed markets, as measured by the MSCI EAFE® Index (net), declined 6.86% while the MSCI Emerging Markets Index (net) gained 8.25%.
■	Equity investors enjoyed solid returns in the fourth quarter of 2019 and then went for a roller coaster ride in the first quarter of 2020, as markets around the world declined due to the COVID-19 pandemic, which necessitated an almost complete shutdown of economic activity. After a nosedive first quarter of 2020, the S&P 500® Index recovered in the following three months to have its best quarter in over 20 years, erasing most of the first-quarter loss. With aggressive stimulus from governments around the world flowing into the markets as a backstop to the global health crisis, the S&P 500® Index made a new high in the third quarter of 2020, just 103 days after sliding 35%. That is the fastest-ever recovery from a decline greater than 30%. Markets stumbled slightly in September and October, experiencing some volatility ahead of the election and on higher reported cases of COVID-19, but overall continued to trend in a net positive direction.
What factors affected the Fund’s performance during its fiscal year?
■	The Fund meaningfully outperformed its benchmark, the Russell 3000® Index, on an absolute basis for the 12 months ended October 31, 2020. The long portfolio outpaced the return of the Russell 3000® Index, while the short portfolio, which profits when its holdings decline in value, also made a positive contribution to performance.
■	In the long portfolio, strong stock selection in industrials and information technology contributed meaningfully to performance. Poor stock selection and an underweight in consumer discretionary, as well as poor stock selection in real estate, detracted from performance.
■	In the short portfolio, strong stock selection in real estate and consumer discretionary contributed positively to performance. Poor stock selection in information technology and consumer staples detracted from performance.
The biggest contributors to overall performance during the period were The Trade Desk (long) and DocuSign (long).
■	The Trade Desk outperformed as growth returned to programmatic advertising in the most recent quarter, after the ad spending slowdown that followed the first COVID-19 wave. At about 25% of revenue, Connected Television (CTV) is The Trade Desk’s most important strategic focus at the moment, and one that could thrive under stay-at-home restrictions. The global TV ad market is at least $250 billion and CTV is estimated to be just 3% penetrated, with The Trade Desk named as the preferred provider by Disney and getting premium inventory from Amazon, Comcast, and Roku.
■	DocuSign had strong momentum in signing new
users for its contract management solutions. With COVID-19, the need to move to digital document management accelerated further. DocuSign also experienced accelerating growth for its e-signature solutions.
■	Other top contributors included CoreLogic (long), Avalara (long), and POOLCORP (long).
The biggest detractors from overall performance were Thor Industries (long) and Endurance International Group (short).
■	Thor Industries manufactures and sells recreational vehicles (RVs). While Thor successfully weathered past recessions due to its variable cost structure, it entered the current recession with debt on its balance sheet. We decided to exit the position in the first quarter of 2020, and missed the subsequent rally in the stock as demand for RVs skyrocketed in the spring and summer travel seasons. The need for social distancing during the COVID-19 pandemic increased the appeal of traveling in an RV, driving Thor’s shares higher.
■	Endurance International specializes in web hosting and email marketing. The company’s stock price declined in the first quarter of 2020 as investors assessed the negative impact COVID-19 and shelter-in-place orders would have on the company. However, the stock rallied in the second quarter and remained on an upswing through the end of the fiscal year. COVID-19 has forced many businesses to invest more in digital advertising and communication to stay top-of-mind with consumers. As a result, Endurance reported positive customer count growth in 2020, after several years of declines.
■	Other top detractors included Lamar Advertising (long), Focus Financial Partners (short), and Century Communities (short).
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Long/Short Equity Fund (Continued)
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Short Sales: The Fund may engage in short sales, and may incur a loss if the price of a borrowed security increases before the date on which the Fund replaces the security.
Counterparties: There is risk that a party upon whom the Fund relies to complete a transaction will default.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the portfolio manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of October 31, 2020.
Common Stocks		110%
Information Technology	27%
Industrials	17
Communication Services	15
Financials	14
Consumer Staples	11
Consumer Discretionary	10
Health Care	8
All other Common Stocks	8
Short-Term Investment		9
Securities Sold Short		(19)
Industrials	(6)
Real Estate	(2)
Consumer Discretionary	(4)
Information Technology	(2)
Consumer Staples	(1)
Financials	(4)
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Long/Short Equity Fund (Continued)
Average Annual Total Returns1 for periods ended 10/31/20

	1 Year	Since inception	Inception date
Class A shares at NAV[2]	30.01%	30.13%	12/6/18
Class A shares at POP[3,4]	22.54	26.13	12/6/18
Class C shares at NAV[2]	29.01	29.17	12/6/18
Class C shares at NAV and with CDSC[4]	29.01	29.17	12/6/18
Class I shares at NAV	30.41	30.50	12/6/18
Class R6 shares at NAV	30.39	30.54	12/6/18
Russell 3000® Index	10.15	12.69 [5]	—
Fund Expense Ratios[6]: A Shares: Gross 4.20%, Net 2.34%; C Shares: Gross 4.95%, Net 3.09%; I Shares: Gross 4.04%, Net 2.09%, R6 Shares: Gross 3.94%, Net 2.02%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 10/31

This chart assumes an initial investment of $10,000 made on December 6, 2018 (inception date of the Fund), for Class A shares, Class C shares, Class I shares, and Class R6 shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual expense limitation in effect through February 28, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios reflect fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Aviva Multi-Strategy Target Return Fund
SCHEDULE OF INVESTMENTS
October 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—36.8%
Communication Services—3.4%
Altice USA, Inc. Class A(1)	3,177	$ 86
Anterix, Inc.(1)	284	9
Bandwidth, Inc. Class A(1)	61	10
Cable One, Inc.	6	10
Cargurus, Inc.(1)	437	9
Charter Communications, Inc. Class A(1)	566	342
Comcast Corp. Class A	7,775	328
Elisa OYJ	987	48
Infrastrutture Wireless Italiane SpA 144A(2)	5,527	60
Liberty Broadband Corp. Class A(1)	72	10
Liberty Broadband Corp. Class C(1)	71	10
NetEase, Inc. ADR	520	45
New York Times Co. (The) Class A	242	9
Nintendo Co. Ltd.	100	54
Scout24 AG 144A(2)	677	55
Spotify Technology SA(1)	42	10
Take-Two Interactive Software, Inc.(1)	62	10
TechTarget, Inc.(1)	250	11
Vodafone Group PLC	89,096	119
Zynga, Inc. Class A(1)	1,187	11
		1,246

Consumer Discretionary—4.5%
Accor SA(1)	106	3
Aptiv PLC	900	87
Aramark	122	3
Aristocrat Leisure Ltd.	317	6
Burlington Stores, Inc.(1)	328	63
Carnival Corp.	277	4
Carnival PLC	9,817	108
Chegg, Inc.(1)	151	11
Chipotle Mexican Grill, Inc.(1)	22	26
Cie Generale des Etablissements Michelin SCA	704	76
Columbia Sportswear Co.	116	9
Compass Group PLC	1,072	15
Crown Resorts Ltd.	242	1
Darden Restaurants, Inc.	68	6
Deckers Outdoor Corp.(1)	48	12
Delivery Hero SE 144A(1)(2)	537	62
Domino’s Pizza, Inc.	24	9
Dorman Products, Inc.(1)	124	11
EssilorLuxottica SA(1)	474	59
Evolution Gaming Group AB 144A(2)	59	4
Ferrari NV	323	58
Flutter Entertainment PLC	481	84
Galaxy Entertainment Group Ltd. Class L	1,340	9
Garmin Ltd.	109	11
Gentex Corp.	408	11
	Shares	Value

Consumer Discretionary—continued
Genting Singapore Ltd.	3,600	$ 2
Grand Canyon Education, Inc.(1)	123	10
GVC Holdings PLC(1)	290	4
Hilton Worldwide Holdings, Inc.	156	14
InterContinental Hotels Group PLC(1)	92	5
Just Eat Takeaway.com NV 144A(1)(2)	531	59
Kering SA	89	54
La Francaise des Jeux SAEM 144A(2)	47	2
Las Vegas Sands Corp.	203	10
Lululemon Athletica, Inc.(1)	33	10
LVMH Moet Hennessy Louis Vuitton SE	129	60
Marriott International, Inc. Class A	158	15
McDonald’s Corp.	413	88
McDonald’s Holdings Co. Japan Ltd.	100	5
Melco Resorts & Entertainment Ltd.	136	2
MGM Resorts International	271	6
Oriental Land Co. Ltd	100	14
Peugeot SA(1)	10,074	181
Pool Corp.	34	12
Prosus NV	650	65
Restaurant Brands International, Inc.	163	8
Royal Caribbean Cruises Ltd.	104	6
Sands China Ltd.	1,609	6
SJM Holdings Ltd.	1,417	1
Sodexo SA	52	3
Starbucks Corp.	648	56
Tabcorp Holdings Ltd.	1,251	3
Tiffany & Co.	89	12
Toyota Motor Corp.	1,200	79
Tractor Supply Co.	73	10
Vail Resorts, Inc.	22	5
Volkswagen AG	509	74
Wingstop, Inc.	72	8
Winmark Corp.	66	11
Wynn Macau Ltd.(1)	1,051	1
Wynn Resorts Ltd.	57	4
Yum China Holdings, Inc.	202	11
Yum! Brands, Inc.	161	15
		1,679

Consumer Staples—2.4%
Beiersdorf AG	535	56
BellRing Brands, Inc. Class A(1)	539	10
Boston Beer Co., Inc. (The) Class A(1)	11	11
Brown-Forman Corp. Class A	151	10
Brown-Forman Corp. Class B	136	10
	Shares	Value

Consumer Staples—continued
Calavo Growers, Inc.	154	$ 10
Cal-Maine Foods, Inc.(1)	267	10
Carrefour SA	7,531	117
Church & Dwight Co., Inc.	113	10
Clorox Co. (The)	49	10
Constellation Brands, Inc. Class A	354	59
Danone SA	916	51
Flowers Foods, Inc.	439	10
Freshpet, Inc.(1)	96	11
Heineken NV	665	59
Henkel AG & Co. KGaA	574	56
Hershey Co. (The)	75	10
Hormel Foods Corp.	212	10
J&J Snack Foods Corp.	82	11
John B Sanfilippo & Son, Inc.	139	10
Kerry Group PLC Class A	450	54
Lancaster Colony Corp.	58	10
L’Oreal SA	184	60
McCormick & Co., Inc.	54	10
National Beverage Corp.(1)	142	11
Pernod Ricard SA	372	60
Remy Cointreau SA	334	56
Sanderson Farms, Inc.	88	11
Tootsie Roll Industries, Inc.	348	10
Unilever NV	996	56
WD-40 Co.	53	13
		892

Energy—0.9%
BP PLC	38,975	99
Koninklijke Vopak NV	1,012	53
Reliance Industries Ltd.	2,193	61
TOTAL SE	3,372	101
		314

Financials—2.7%
Aon PLC Class A	430	79
Arch Capital Group Ltd.(1)	2,130	64
AXA SA	1,722	28
Banco Santander SA(1)	84,064	168
Brown & Brown, Inc.	645	28
Credicorp Ltd.	364	42
Gallagher (Arthur J.) & Co.	852	88
Marsh & McLennan Cos., Inc.	765	79
Societe Generale SA(1)	11,461	155
Standard Chartered PLC(1)	6,603	30
UniCredit SpA(1)	18,834	141
Willis Towers Watson PLC	422	77
		979

Health Care—4.8%
10X Genomics, Inc. Class A(1)	84	11
ABIOMED, Inc.(1)	38	10
ACADIA Pharmaceuticals, Inc.(1)	252	12
Acceleron Pharma, Inc. (1)	94	10
See Notes to Financial Statements

Aviva Multi-Strategy Target Return Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2020
($ reported in thousands)
	Shares	Value

Health Care—continued
Agilent Technologies, Inc.	105	$ 11
Agios Pharmaceuticals, Inc.(1)	282	11
Alexion Pharmaceuticals, Inc.(1)	90	10
Allakos, Inc.(1)	130	12
Allogene Therapeutics, Inc.(1)	287	10
Alnylam Pharmaceuticals, Inc.(1)	77	9
Amedisys, Inc.(1)	44	11
Arena Pharmaceuticals, Inc.(1)	140	12
Argenx SE(1)	244	61
AtriCure, Inc.(1)	265	9
Atrion Corp.	16	10
Axonics Modulation Technologies, Inc.(1)	235	11
BioMerieux	392	58
Bio-Rad Laboratories, Inc. Class A(1)	20	12
Bio-Techne Corp.	42	11
Cardiovascular Systems, Inc.(1)	293	10
Carl Zeiss Meditec AG	502	65
Cerner Corp.	150	10
Chemed Corp.	21	10
ChemoCentryx, Inc.(1)	195	9
Codexis, Inc.(1)	862	11
Cooper Cos., Inc. (The)	30	10
Corcept Therapeutics, Inc.(1)	579	10
CryoPort, Inc.(1)	226	9
Deciphera Pharmaceuticals, Inc.(1)	198	11
DiaSorin SpA	298	65
Eagle Pharmaceuticals Inc.(1)	259	12
Eidos Therapeutics, Inc.(1)	228	16
Enanta Pharmaceuticals, Inc.(1)	232	10
Exelixis, Inc.(1)	403	8
Global Blood Therapeutics, Inc.(1)	193	10
Globus Medical, Inc. Class A(1)	205	11
Guardant Health, Inc.(1)	96	10
Haemonetics Corp.(1)	122	12
Halozyme Therapeutics, Inc.(1)	388	11
HMS Holdings Corp.(1)	428	11
ICU Medical, Inc.(1)	55	10
IDEXX Laboratories, Inc.(1)	28	12
Immunovant, Inc.(1)	289	13
Incyte Corp.(1)	119	10
Inspire Medical Systems, Inc.(1)	81	10
Insulet Corp.(1)	45	10
Ionis Pharmaceuticals, Inc.(1)	203	10
iRhythm Technologies, Inc.(1)	46	10
Karuna Therapeutics, Inc.(1)	130	11
	Shares	Value

Health Care—continued
Kodiak Sciences, Inc.(1)	197	$ 18
Koninklijke Philips NV(1)	1,310	61
Krystal Biotech, Inc.(1)	238	10
Kura Oncology, Inc.(1)	354	11
LeMaitre Vascular, Inc.	318	10
LHC Group, Inc.(1)	51	11
Livongo Health, Inc.(1)	75	10
Luminex Corp.	418	9
Madrigal Pharmaceuticals, Inc.(1)	83	11
Masimo Corp.(1)	47	11
Merck & Co., Inc.	796	60
Mesa Laboratories, Inc.	44	11
Mettler-Toledo International, Inc.(1)	10	10
Mirati Therapeutics, Inc.(1)	63	14
MyoKardia, Inc.(1)	78	17
Neogen Corp.(1)	131	9
Neurocrine Biosciences, Inc.(1)	103	10
Nevro Corp.(1)	71	11
Novocure Ltd.(1)	99	12
Orion Oyj Class B	1,289	55
OrthoPediatrics Corp.(1)	242	11
Penumbra, Inc.(1)	51	13
PerkinElmer, Inc.	86	11
QIAGEN NV(1)	1,178	56
QIAGEN NV(1)	205	10
Relmada Therapeutics, Inc.(1)	275	8
Repligen Corp.(1)	72	12
ResMed, Inc.	60	12
Rhythm Pharmaceuticals, Inc.(1)	395	8
Sanofi	594	54
Sarepta Therapeutics, Inc.(1)	70	10
Sartorius AG	148	63
Sartorius Stedim Biotech	176	67
Seagen, Inc.(1)	57	9
Shockwave Medical, Inc.(1)	147	10
Silk Road Medical, Inc.(1)	149	9
Simulations Plus, Inc.	160	10
STAAR Surgical Co.(1)	187	14
STERIS PLC	61	11
Stoke Therapeutics, Inc.(1)	301	12
Tactile Systems Technology, Inc.(1)	316	12
Tandem Diabetes Care, Inc.(1)	95	10
Teladoc Health, Inc.(1)	48	9
Teleflex, Inc.	31	10
Thermo Fisher Scientific, Inc.	166	79
Turning Point Therapeutics, Inc.(1)	122	11
UCB SA	526	52
United Therapeutics Corp.(1)	101	14
Varian Medical Systems, Inc.(1)	60	10
Veeva Systems, Inc. Class A(1)	38	10
	Shares	Value

Health Care—continued
Veracyte, Inc.(1)	327	$ 11
Viking Therapeutics, Inc.(1)	1,548	9
Waters Corp.(1)	53	12
West Pharmaceutical Services, Inc.	37	10
Wright Medical Group NV(1)	362	11
Y-mAbs Therapeutics, Inc.(1)	270	12
		1,791

Industrials—7.9%
A.O. Smith Corp.	196	10
AAON, Inc.	181	11
Acuity Brands Inc.	152	14
AeroVironment, Inc.(1)	164	13
Air China Ltd. Class H	11,612	8
Allegion PLC	1,412	139
AMETEK, Inc.	106	10
ANA Holdings, Inc.(1)	1,700	37
Assa Abloy AB Class B	5,936	127
Bouygues SA	3,183	104
Brady Corp. Class A	263	10
C.H. Robinson Worldwide, Inc.	101	9
Carrier Global Corp.	1,229	41
China Southern Airlines Co. Ltd. Class H(1)	14,000	7
Cie de Saint-Gobain(1)	1,129	44
Cintas Corp.	32	10
Copart, Inc.(1)	754	83
CoStar Group, Inc.(1)	12	10
CSW Industrials, Inc.	138	12
Daikin Industries Ltd.	500	94
Delta Air Lines, Inc.	3,506	107
Deutsche Lufthansa AG(1)	2,385	20
Donaldson Co., Inc.	221	11
easyJet PLC	1,716	11
Encore Wire Corp.	225	10
Equifax, Inc.	747	102
Experian PLC	3,319	121
Exponent, Inc.	140	10
Fastenal Co.	230	10
Graco, Inc.	171	11
Heartland Express, Inc.	559	10
HEICO Corp.	96	10
HEICO Corp. Class A	115	11
Hubbell, Inc.	335	49
IDEX Corp.	57	10
IHS Markit Ltd.	131	11
Japan Airlines Co. Ltd.(1)	2,700	47
JetBlue Airways Corp.(1)	1,257	15
Johnson Controls International PLC	892	38
Kingspan Group PLC(1)	190	17
Kingspan Group PLC(1)	693	60
Knorr-Bremse AG	509	59
Kone OYJ Class B	1,753	140
Landstar System, Inc.	81	10
Legrand SA	765	57
Lennox International, Inc.	171	46
Lincoln Electric Holdings, Inc.	116	12
See Notes to Financial Statements

Aviva Multi-Strategy Target Return Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2020
($ reported in thousands)
	Shares	Value

Industrials—continued
Mercury Systems, Inc.(1)	134	$ 9
MSC Industrial Direct Co., Inc. Class A	166	12
National Presto Industries, Inc.	124	10
Nordson Corp.	55	11
Old Dominion Freight Line, Inc.	57	11
Otis Worldwide Corp.	2,015	123
Proto Labs, Inc.(1)	77	9
Raven Industries, Inc.	472	10
Republic Services, Inc.	109	10
Robert Half International, Inc.	196	10
Rollins, Inc.	195	11
Ryanair Holdings PLC(1)	2,635	36
Safran SA(1)(3)(4)	246	26
Schindler Holding AG	343	88
Schneider Electric SE	898	109
Schneider National, Inc. Class B	412	9
Signify NV 144A(1)(2)	884	31
Simpson Manufacturing Co., Inc.	109	10
Singapore Airlines Ltd.	3,000	7
Southwest Airlines Co.	1,829	72
Teledyne Technologies, Inc.(1)	33	10
Teleperformance	200	60
Toro Co. (The)	124	10
Trane Technologies PLC	921	122
TransUnion	1,345	107
Trex Co., Inc.(1)	151	11
UniFirst Corp.	56	9
Union Pacific Corp.	355	63
Verisk Analytics, Inc.	57	10
Vicor Corp.(1)	133	10
Watsco, Inc.	200	45
Wolters Kluwer NV	702	57
		2,936

Information Technology—6.7%
Acacia Communications, Inc.(1)	153	10
Adyen NV 144A(1)(2)	32	54
Akamai Technologies, Inc.(1)	92	9
Alarm.com Holdings, Inc.(1)	186	11
Ambarella, Inc.(1)	204	11
Amdocs Ltd.	178	10
Amphenol Corp. Class A	99	11
ANSYS, Inc.(1)	32	10
Appfolio, Inc. Class A(1)	72	10
Arista Networks, Inc.(1)	52	11
ASML Holding NV	164	60
Aspen Technology, Inc.(1)	79	9
Avalara, Inc.(1)	83	12
Badger Meter, Inc.	161	12
Black Knight, Inc.(1)	120	11
Blackline, Inc.(1)	119	12
	Shares	Value

Information Technology—continued
Booz Allen Hamilton Holding Corp.	118	$ 9
Broadcom, Inc.	320	112
Broadridge Financial Solutions, Inc.	78	11
Cadence Design Systems, Inc.(1)	100	11
Capgemini SE	270	31
Citrix Systems, Inc.	75	9
Cloudflare, Inc. Class A(1)	259	13
Cognex Corp.	166	11
Crowdstrike Holdings, Inc. Class A(1)	72	9
Dassault Systemes SE	319	54
Datadog, Inc. Class A(1)	111	10
DocuSign, Inc.(1)	49	10
Dolby Laboratories, Inc. Class A	156	12
DSP Group, Inc.(1)	797	11
EPAM Systems, Inc.(1)	32	10
F5 Networks, Inc.(1)	86	11
Fair Isaac Corp.(1)	24	9
Fastly, Inc. Class A(1)	109	7
Fitbit, Inc. Class A(1)	1,608	11
Five9, Inc.(1)	82	12
Guidewire Software, Inc.(1)	97	9
Infineon Technologies AG	4,504	125
Jack Henry & Associates, Inc.	63	9
LiveRamp Holdings, Inc.(1)	198	13
Lumentum Holdings, Inc.(1)	1,129	93
Manhattan Associates, Inc.(1)	107	9
Maxim Integrated Products, Inc.	157	11
MAXIMUS, Inc.	150	10
Micron Technology, Inc.(1)	3,612	182
Mitek Systems, Inc.(1)	824	10
Monolithic Power Systems, Inc.	40	13
Murata Manufacturing Co. Ltd.	2,400	168
National Instruments Corp.	296	9
Nemetschek SE	799	58
NIC, Inc.	509	11
Okta, Inc.(1)	49	10
Pegasystems, Inc.	85	10
Power Integrations, Inc.	196	12
PTC, Inc.(1)	120	10
Qorvo, Inc.(1)	797	102
QUALCOMM, Inc.	923	114
Qualys, Inc.(1)	106	9
RingCentral, Inc. Class A(1)	38	10
Samsung Electronics Co. Ltd.	3,618	182
SAP SE	380	41
SK Hynix, Inc.	2,586	183
Skyworks Solutions, Inc.	792	112
Smartsheet, Inc. Class A(1)	214	11
SPS Commerce, Inc.(1)	139	12
Synopsys, Inc.(1)	50	11
	Shares	Value

Information Technology—continued
Teradyne, Inc.	135	$ 12
Twilio Inc. Class A(1)	43	12
Tyler Technologies, Inc.(1)	30	12
Universal Display Corp.	60	12
Varonis Systems, Inc.(1)	89	10
VeriSign, Inc.(1)	50	10
VirnetX Holding Corp.	2,016	11
Visa, Inc. Class A	346	63
Win Semiconductors Corp.	10,000	109
Xilinx, Inc.	103	12
Zscaler, Inc.(1)	75	10
		2,468

Materials—3.2%
Air Liquide SA	370	54
Akzo Nobel NV	599	58
Albemarle Corp.	921	86
Anglo American PLC	5,958	140
AptarGroup, Inc.	90	10
ArcelorMittal SA(1)	10,045	136
Balchem Corp.	108	11
BHP Group PLC	5,297	102
Fuchs Petrolub SE	1,246	64
Glencore PLC(1)	34,837	70
Johnson Matthey PLC	4,086	114
Koninklijke DSM NV	372	60
LG Chem Ltd.	129	70
NewMarket Corp.	29	10
Novagold Resources, Inc.(1)	910	9
Royal Gold, Inc.	84	10
Symrise AG	429	53
Umicore SA	1,710	66
UPM-Kymmene OYJ	1,929	55
		1,178

Real Estate—0.3%
Alexandria Real Estate Equities, Inc.	402	61
Rexford Industrial Realty, Inc.	1,435	66
		127

Total Common Stocks (Identified Cost $12,740)		13,610

Exchange-Traded Fund—4.1%
Invesco DB Gold Fund	27,646	1,518
Total Exchange-Traded Fund (Identified Cost $1,532)		1,518

See Notes to Financial Statements

Aviva Multi-Strategy Target Return Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2020
($ reported in thousands)
	Shares	Value

Purchased Options—1.5%
(See open purchased options schedule)
Total Purchased Options (Premiums paid $952)		$ 560

Total Long-Term Investments—42.4% (Identified Cost $15,224)		15,688

Short-Term Investment—35.4%
Money Market Mutual Fund—35.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.021%)(5)	13,102,582	13,103
Total Short-Term Investment (Identified Cost $13,103)		13,103

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—77.8% (Identified Cost $28,327)		28,791

Written Options—(2.0)%
(See open written options schedule)
Total Written Options (Premiums received $809)		(750)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—75.8% (Identified Cost $27,518)		$28,041
Other assets and liabilities, net—24.2%		8,931
NET ASSETS—100.0%		$36,972

Abbreviations:
ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
QTR	Quarterly
TERM	Payment Frequency at Termination
Footnote Legend:
(1)	Non-income producing.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, these securities amounted to a value of $327 or 0.9% of net assets.
(3)	Security valued at fair value as determined in good faith by or under the direction of the Trustees.
(4)	Restricted security.
(5)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Counterparties:
BNP	BNP Paribas
CITI	Citibank
GS	Goldman Sachs & Co.
JPM	JPMorgan Chase Bank N.A.
ML	Merrill Lynch
Soc Gen	Societe Generale

Foreign Currencies:
AUD	Australian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
EUR	Euro
GBP	United Kingdom Pound Sterling
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan Dollar
USD	United States Dollar

Country Weightings (Unaudited)†
United States	72%
France	6
Germany	3
Netherlands	3
United Kingdom	3
Ireland	3
Japan	2
Other	8
Total	100%
† % of total investments, net of written options, as of October 31, 2020.
See Notes to Financial Statements

Aviva Multi-Strategy Target Return Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2020
($ reported in thousands)
Open purchased option contracts as of October 31, 2020 were as follows:
Description of Options	Counterparty	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
Euro Stoxx 50® Index	JPM	12	$ 390	$ 3,250.00	12/18/20	$ 3
FTSE 100 Index	JPM	60	3,720	6,200.00	12/18/20	14
Euro Stoxx Banks	JPM	926	2,778	60.00	12/18/20	70
Swiss Market Index	JPM	10	1,040	10,400.00	12/18/20	4
Swiss Market Index	JPM	3	315	10,500.00	12/18/20	1
Russell 2000® Index	JPM	16	2,720	1,700.00	01/15/21	43
Russell 2000® Index	JPM	4	620	1,550.00	11/20/20	19
FTSE 100 Index	JPM	12	750	6,250.00	11/20/20	1
Euro Stoxx Banks	JPM	686	2,315	67.50	12/18/20	14
Euro Stoxx 50® Index	JPM	28	959	3,425.00	11/20/20	— (2)
Euro Stoxx 50® Index	JPM	12	390	3,250.00	01/15/21	4
Euro Stoxx Banks	JPM	926	2,778	60.00	11/20/20	32
Euro Stoxx Banks	JPM	116	435	75.00	11/20/20	— (2)
Swiss Market Index	JPM	4	412	10,300.00	11/20/20	1
Euro Stoxx Banks	JPM	116	450	77.50	12/18/20	— (2)
Euro Stoxx Banks	JPM	33	89	54.00	12/18/20	7
Swiss Market Index	JPM	3	312	10,400.00	01/15/21	2
Put Options
Euro Stoxx 50® Index	JPM	50	1,500	3,000.00	12/18/20	86
S&P 500® Index	JPM	3	1,005	3,350.00	12/18/20	57
S&P 500® Index	JPM	3	1,020	3,400.00	11/20/20	51
MSCI Emerging Markets Index	JPM	3	324	1,080.00	12/18/20	10
Euro Stoxx 50® Index	JPM	38	988	2,600.00	11/20/20	7
Euro Stoxx 50® Index	JPM	39	985	2,525.00	12/18/20	14
S&P 500® Index	JPM	3	1,038	3,460.00	01/15/21	81
MSCI Emerging Markets Index	JPM	3	324	1,080.00	11/20/20	7
S&P 500® Index	JPM	4	1,070	2,675.00	11/13/20	3
S&P 500® Index	JPM	4	1,110	2,775.00	11/27/20	9
MSCI Emerging Markets Index	JPM	3	339	1,130.00	01/15/21	20
Total						$ 560

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Amount is less than $500.

See Notes to Financial Statements

Aviva Multi-Strategy Target Return Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2020
($ reported in thousands)
Open written option contracts as of October 31, 2020 were as follows:
Description of Options	Counterparty	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
Euro Stoxx 50® Index	JPM	12	$ 420	$ 3,500.00	01/15/21	$ (1)
Euro Stoxx 50® Index	JPM	12	420	3,500.00	12/18/20	(—) (2)
FTSE 100 Index	JPM	60	3,780	6,300.00	12/18/20	(8)
Swiss Market Index	JPM	3	330	11,000.00	12/18/20	(—) (2)
DJ Euro Stoxx Banks	JPM	686	2,401	70.00	12/18/20	(10)
MSCI Emerging Markets Index	JPM	3	354	1,180.00	12/18/20	(4)
Russell 2000® Index	JPM	16	2,800	1,750.00	01/15/21	(23)
Russell 2000® Index	JPM	4	660	1,650.00	11/20/20	(6)
DJ Euro Stoxx Banks	JPM	845	2,640	62.50	12/18/20	(44)
S&P 500® Index	JPM	4	1,428	3,570.00	11/20/20	(2)
MSCI Emerging Markets Index	JPM	3	351	1,170.00	11/20/20	(2)
DJ Euro Stoxx Banks	JPM	926	2,894	62.50	11/20/20	(19)
Swiss Market Index	JPM	4	428	10,700.00	11/20/20	(—) (2)
S&P 500® Index	JPM	4	1,480	3,700.00	11/13/20	(—) (2)
MSCI Emerging Markets Index	JPM	3	366	1,220.00	01/15/21	(3)
Swiss Market Index	JPM	3	324	10,800.00	01/15/21	(1)
Put Options
Euro Stoxx 50® Index	JPM	62	1,736	2,800.00	12/18/20	(56)
FTSE 100 Index	JPM	5	298	5,950.00	12/18/20	(29)
Swiss Market Index	JPM	10	1,040	10,400.00	12/18/20	(98)
S&P 500® Index	JPM	3	945	3,150.00	12/18/20	(32)
Swiss Market Index	JPM	2	194	9,700.00	12/18/20	(9)
S&P 500® Index	JPM	3	960	3,200.00	11/20/20	(25)
Russell 2000® Index	JPM	4	608	1,520.00	01/15/21	(38)
Russell 2000® Index	JPM	2	310	1,550.00	11/20/20	(13)
DJ Euro Stoxx Banks	JPM	116	319	55.00	12/18/20	(30)
FTSE 100 Index	JPM	6	339	5,650.00	11/20/20	(15)
Euro Stoxx 50® Index	JPM	14	441	3,150.00	11/20/20	(34)
MSCI Emerging Markets Index	JPM	3	294	980.00	12/18/20	(4)
DJ Euro Stoxx Banks	JPM	179	559	62.50	12/18/20	(104)
S&P 500® Index	JPM	3	978	3,260.00	01/15/21	(55)
Euro Stoxx 50® Index	JPM	12	360	3,000.00	01/15/21	(24)
MSCI Emerging Markets Index	JPM	3	297	990.00	11/20/20	(2)
DJ Euro Stoxx Banks	JPM	116	319	55.00	11/20/20	(23)
Swiss Market Index	JPM	2	192	9,600.00	11/20/20	(6)
DJ Euro Stoxx Banks	JPM	33	89	54.00	12/18/20	(7)
MSCI Emerging Markets Index	JPM	3	324	1,080.00	01/15/21	(13)
Swiss Market Index	JPM	2	194	9,700.00	01/15/21	(10)
Total						$(750)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Amount is less than $500.

See Notes to Financial Statements

Aviva Multi-Strategy Target Return Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2020
($ reported in thousands)
Futures contracts as of October 31, 2020 were as follows:
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value/Unrealized Appreciation (Depreciation)
TOPIX Index Future	December 2020	(7)	$ (1,052)	$ 15
Euro Stoxx 50® Future	December 2020	(28)	(965)	96
MSCI All Country World Index Future	December 2020	(39)	(1,091)	33
MSCI Emerging Markets Index Future	December 2020	19	1,047	14
MSCI World Index Future	December 2020	(31)	(2,116)	91
MSCI World Industrials Future	December 2020	5	381	(25)
MSCI World Industrials Future	December 2020	(10)	(367)	13
Russell 2000® Future	December 2020	(34)	(2,612)	(83)
S&P 500® Index E-Mini Future	December 2020	13	2,122	(42)
Stoxx ® Europe Mid 600 Index Future	December 2020	(87)	(1,731)	139
10 Year U.S. Treasury Note Future	December 2020	131	18,107	(121)
S&P 500® Annual Dividend Index Future	December 2021	15	195	10
S&P 500® Annual Dividend Index Future	December 2022	15	190	1
Total				$ 141

Forward foreign currency exchange contracts as of October 31, 2020 were as follows:
Currency Purchased	Value (1)	Currency Sold	Value (1)	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
AUD (2)	722	USD	529	CITI	11/12/20	$ —	$(21)
AUD (2)	479	USD	345	JPM	11/12/20	—	(8)
AUD (2)	83	USD	60	ML	11/12/20	—	(2)
EUR (2)	371	USD	439	BNP	11/12/20	—	(7)
EUR (2)	505	USD	600	CITI	11/12/20	—	(11)
EUR (2)	1,956	USD	2,309	JPM	11/12/20	—	(30)
EUR (2)	422	USD	501	Soc Gen	11/12/20	—	(8)
GBP (2)	92	USD	122	Soc Gen	11/12/20	—	(3)
JPY (2)	407,567	USD	3,859	JPM	11/12/20	35	—
KRW (2)	543,094	USD	461	CITI	11/12/20	17	—
MXN (2)	33,490	USD	1,544	ML	01/14/21	22	—
SGD (2)	627	USD	461	CITI	11/12/20	—	(2)
SGD (2)	312	USD	228	JPM	11/12/20	— (3)	—
SGD (2)	158	USD	115	ML	11/12/20	1	—
SGD (2)	154	USD	113	Soc Gen	11/12/20	—	(—) (3)
TWD (2)	13,470	USD	468	GS	12/11/20	3	—
USD (2)	922	AUD	1,285	ML	11/12/20	19	—
USD (2)	90	CHF	82	JPM	11/12/20	— (3)	—
USD (2)	327	EUR	276	BNP	11/12/20	5	—
USD (2)	125	EUR	106	GS	11/12/20	2	—
USD (2)	1,692	EUR	1,434	JPM	11/12/20	21	—
USD (2)	169	EUR	143	ML	11/12/20	3	—
USD (2)	41	GBP	31	BNP	11/12/20	— (3)	—
USD (2)	1,112	GBP	850	JPM	11/12/20	11	—
USD (2)	48	INR	3,639	BNP	11/12/20	—	(1)
USD (2)	100	JPY	10,461	CITI	11/12/20	—	(—) (3)
USD (2)	375	JPY	39,603	JPM	11/12/20	—	(4)
USD (2)	211	KRW	242,697	CITI	11/12/20	—	(3)
USD (2)	636	KRW	756,094	ML	11/12/20	—	(31)
USD (2)	64	KRW	76,075	Soc Gen	11/12/20	—	(3)
USD (2)	90	SEK	784	JPM	11/12/20	2	—
USD (2)	910	SGD	1,250	JPM	11/12/20	—	(5)
USD (2)	105	TWD	3,064	BNP	11/12/20	—	(2)
USD (2)	463	TWD	13,470	BNP	12/11/20	—	(8)
USD (2)	3,148	EUR	2,664	CITI	01/20/21	39	—
Total						$180	$(149)

See Notes to Financial Statements

Aviva Multi-Strategy Target Return Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2020
($ reported in thousands)
Footnote Legend:
(1)	Reported in thousands.
(2)	Non deliverable forward. See Note 3b.
(3)	Amount is less than $500.

Centrally Cleared credit default swaps - sell protection(1) outstanding as of October 31, 2020 was as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)		Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
iTraxx Europe	QTR	JPM	5.000%	12/20/25	4,304	EUR	$332	$405	$—	$(73)
CDX North American High Yield Index	QTR	JPM	5.000%	12/20/25	5,469	USD	222	241	—	(19)
Total							$554	$646	$—	$(92)

Footnote Legend:
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally cleared inflation swaps outstanding as of October 31, 2020 were as follows:
Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
1.807% (1)	1-Month-USCPI	TERM	JPM	07/28/50	145	USD	$17	$—	$17	$—
1.828% (1)	1-Month-USCPI	TERM	JPM	07/28/50	144	USD	16	—	16	—
1.810% (1)	1-Month-USCPI	TERM	JPM	07/29/50	144	USD	16	—	16	—
2.087% (1)	1-Month-USCPI	TERM	JPM	10/26/50	525	USD	(2)	—	—	(2)
Total							$47	$—	$49	$ (2)

Footnote Legend:
(1)	Fund pays the fixed rate and receives the floating rate.

Centrally cleared interest rate swaps outstanding as of October 31, 2020 were as follows:
Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
2.880% (1)	China Fixing Repo Rates 7 Days	TERM	JPM	12/16/25	13,044	CNY	$25	$—	$25	$—
2.883% (1)	China Fixing Repo Rates 7 Days	TERM	JPM	12/16/25	15,361	CNY	29	—	29	—
2.875% (1)	China Fixing Repo Rates 7 Days	TERM	JPM	12/16/25	9,492	CNY	18	—	18	—
2.825% (1)	China Fixing Repo Rates 7 Days	TERM	JPM	12/16/25	15,576	CNY	24	—	24	—
Total							$96	$—	$96	$—

Footnote Legend:
(1)	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements

Aviva Multi-Strategy Target Return Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2020
($ reported in thousands)
Over-the-counter variance swaps outstanding as of October 31, 2020 were as follows:
Referenced Entity	Strike Price	Payment Frequency	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
S&P 500® Composite Stock Price Index(1)	$29.70	TERM	GS	06/18/21	41	USD	$(150)	$—	$—	$(150)
S&P 500® Composite Stock Price Index(2)	29.70	TERM	GS	01/15/21	16	USD	78	—	78	—
Total							$ (72)	$—	$78	$(150)

Footnote Legend:
(1)	Fund pays the fixed strike price and receives the variance payment.
(2)	Fund pays the variance payment and receives the fixed strike price.

Over-the-counter total return swaps outstanding as of October 31, 2020 were as follows:
Referenced Entity	Floating Rate(1)	Payment Frequency	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
CenturyLink, Inc.	1-Month LIBOR	Monthly	Soc Gen	01/13/21	33	USD	$ 13	$—	$ 13	$ —
Walt Disney Co.	1-Month LIBOR	Monthly	Soc Gen	01/13/21	38	USD	6	—	6	—
Fox Corp.	1-Month LIBOR	Monthly	Soc Gen	01/13/21	36	USD	11	—	11	—
Netflix, Inc.	1-Month LIBOR	Monthly	Soc Gen	01/13/21	39	USD	(16)	—	—	(16)
AT&T, Inc.	1-Month LIBOR	Monthly	Soc Gen	01/13/21	73	USD	21	—	21	—
Verizon Communications, Inc.	1-Month LIBOR	Monthly	Soc Gen	01/13/21	76	USD	2	—	2	—
ViacomCBS, Inc.	1-Month LIBOR	Monthly	Soc Gen	01/13/21	37	USD	11	—	11	—
Discovery, Inc.	1-Month LIBOR	Monthly	Soc Gen	01/13/21	36	USD	14	—	14	—
MSCI EMU Net Total Return EUR Index	1-Month LIBOR	Monthly	ML	07/13/21	1,234	EUR	116	—	116	—
MSCI EMU Net Total Return EUR Index	1-Month LIBOR	Monthly	ML	07/13/21	226	EUR	21	—	21	—
MSCI World Industrials Net Total Return USD Index	1-Month LIBOR	Monthly	Soc Gen	09/10/21	749	USD	44	—	44	—
MSCI EMU Net Total Return EUR Index	1-Month LIBOR	Monthly	ML	07/13/21	413	EUR	39	—	39	—
CenturyLink, Inc.	1-Month LIBOR	Monthly	ML	01/13/21	39	USD	5	—	5	—
AT&T, Inc.	1-Month LIBOR	Monthly	ML	01/13/21	97	USD	3	—	3	—
Discovery, Inc.	1-Month LIBOR	Monthly	ML	01/13/21	50	USD	2	—	2	—
Fox Corp.	1-Month LIBOR	Monthly	ML	01/13/21	48	USD	1	—	1	—
ViacomCBS, Inc.	1-Month LIBOR	Monthly	ML	01/13/21	49	USD	1	—	1	—
Verizon Communications, Inc.	1-Month LIBOR	Monthly	ML	01/13/21	75	USD	1	—	1	—
Discovery, Inc.	1-Month LIBOR	Monthly	ML	01/13/21	42	USD	2	—	2	—
Netflix, Inc.	1-Month LIBOR	Monthly	ML	01/13/21	14	USD	— (2)	—	— (2)	—
Total							$ 297	$—	$ 313	$(16)

Footnote Legend:
(1)	The Fund pays the floating rate (+/- a spread) and receives the total return of the reference entity.
(2)	Amount is less than $500.
See Notes to Financial Statements

Aviva Multi-Strategy Target Return Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of October 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at October 31, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$13,610	$12,420	$1,190
Exchange-Traded Fund	1,518	1,518	—
Money Market Mutual Fund	13,103	13,103	—
Other Financial Instruments:
Purchased Options	560	399	161
Futures Contracts	412	412	—
Forward Foreign Currency Exchange Contracts	180	—	180
Centrally Cleared Inflation Swaps	49	—	49
Centrally Cleared Interest Rate Swaps	96	—	96
Over-the-Counter Total Return Swaps	313	—	313
Over-the-Counter Variance swaps	78	—	78
Centrally Cleared Credit Default Swap	554	—	554
Total Assets	30,473	27,852	2,621
Liabilities:
Other Financial Instruments:
Written Options	(750)	(723)	(27)
Futures Contracts	(271)	(271)	—
Forward Foreign Currency Exchange Contracts	(149)	—	(149)
Centrally Cleared Inflation Swaps	(2)	—	(2)
Over-the-Counter Variance swaps	(150)	—	(150)
Over-the-Counter Total Return Swaps	(16)	—	(16)
Total Liabilities	(1,338)	(994)	(344)
Total Investments	$29,135	$26,858	$2,277
There were no securities valued using significant unobservable inputs (Level 3) at October 31, 2020.
There were no transfers into or out of Level 3 related to securities held at October 31, 2020.
See Notes to Financial Statements

Duff & Phelps Select MLP and Energy Fund
SCHEDULE OF INVESTMENTS
October 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks & MLP Interests—99.2%
Diversified—27.9%
Energy Transfer LP	34,219	$ 176
Enterprise Products Partners LP	17,285	286
Keyera Corp.	9,120	129
Kinder Morgan, Inc.	20,640	246
MPLX LP	10,321	178
ONEOK, Inc.	6,085	177
Pembina Pipeline Corp.	6,440	135
		1,327

Downstream/Other—16.5%
Cheniere Energy, Inc.(1)	8,217	393
Enviva Partners LP	1,500	64
GasLog Ltd.	15,840	38
Golar LNG Ltd.(1)	10,340	78
Marathon Petroleum Corp.	3,750	111
Phillips 66	2,150	100
		784

Electric, LDC & Power—9.1%
CenterPoint Energy, Inc.	6,000	127
NextEra Energy Partners LP	2,510	158
Sempra Energy	1,200	150
		435

Gathering/Processing—18.8%
DCP Midstream LP	5,600	72
Enable Midstream Partners LP	11,500	51
Equitrans Midstream Corp.	19,000	138
Hess Midstream LP Class A	11,590	198
Rattler Midstream LP	19,870	117
	Shares	Value

Gathering/Processing—continued
Targa Resources Corp.	19,900	$ 319
		895

Natural Gas Pipelines—11.2%
TC Energy Corp.	4,850	191
Williams Cos., Inc. (The)	17,970	345
		536

Petroleum Transportation & Storage—14.4%
Enbridge, Inc.	5,500	152
Genesis Energy LP	13,565	57
Magellan Midstream Partners LP	5,770	205
Phillips 66 Partners LP	2,000	47
Plains GP Holdings LP Class A	35,434	226
		687

Upstream—1.3%
EQT Corp.	4,000	60
Total Common Stocks & MLP Interests (Identified Cost $6,487)		4,724

Total Long-Term Investments—99.2% (Identified Cost $6,487)		4,724

TOTAL INVESTMENTS—99.2% (Identified Cost $6,487)		$4,724
Other assets and liabilities, net—0.8%		36
NET ASSETS—100.0%		$4,760
Abbreviations:
LP	Limited Partnership
MLP	Master Limited Partnership

Footnote Legend:
(1)	Non-income producing.

Country Weightings (Unaudited)†
United States	84%
Canada	13
Bermuda	3
Total	100%
† % of total investments as of October 31, 2020.

Ownership Structure (Unaudited)†,††
Major Midstream Companies	32%
Embedded General Partner	23
Midstream MLP	23
MLP Affiliates & Other	22
Total	100%
† % of total investments as of October 31, 2020.
†† Midstream MLPs are publicly traded limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes and operate and own assets used in transporting, storing, gathering, processing, treating, or marketing of natural gas, natural gas liquids, crude oil, and refined products.
Foreign LPs are offshore entities organized as partnerships or limited liability companies but elect to be treated as corporations for U.S. federal income tax purposes.
MLP Affiliates & Other consist of LLCs, Yieldcos and Limited Partnerships structured as corporations for tax purposes. LLCs are limited liability companies which hold investments in limited partner interests and may issue distributions in the form of additional shares, also known as paid-in-kind (PIK) distributions. Yieldcos are entities structured similar to an MLP but without possession of assets that would qualify for pass-through tax treatment and thus are not treated as partnerships for federal income tax purposes. Other also includes c-corporations that hold significant midstream or downstream assets.
Pure-Play General Partners are general partners of MLPs structured as C-corporations for federal income tax purposes with either direct economic incentive distribution rights to an underlying MLP or direct ownership in an affiliated general partner entity.
Embedded General Partners are general partners of MLPs structured as C-corporations for federal income tax purposes with ownership in other assets beyond sole economic interests in an MLP.
Major Midstream Companies are entities that own and operate assets used in transporting, storing, gathering, processing, treating, or marketing of natural gas liquids, crude oil and refined products and structured as C-corporations for federal income tax purposes.
See Notes to Financial Statements

Duff & Phelps Select MLP and Energy Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of October 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at October 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks & MLP Interests	$4,724	$4,724
Total Investments	$4,724	$4,724
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at October 31, 2020.
There were no transfers into or out of Level 3 related to securities held at October 31, 2020.
See Notes to Financial Statements

KAR Long/Short Equity Fund
SCHEDULE OF INVESTMENTS
October 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—90.9%
Communication Services—12.7%
Alphabet, Inc. Class C(1)(2)	2,746	$ 4,452
Auto Trader Group plc	366,248	2,747
MediaAlpha, Inc. Class A(1)	205,819	6,963
		14,162

Consumer Discretionary—8.2%
Home Depot, Inc. (The)	12,551	3,348
Pool Corp.	10,711	3,747
Trip.com Group Ltd. ADR(1)	70,102	2,016
		9,111

Consumer Staples—9.5%
Grocery Outlet Holding Corp.(1)	72,177	3,177
Lamb Weston Holdings, Inc.	81,123	5,147
Monster Beverage Corp.(1)	29,383	2,250
		10,574

Financials—11.7%
Berkley (W.R.) Corp.	49,100	2,952
Moelis & Co. Class A	64,359	2,394
Moody’s Corp.	10,326	2,714
Primerica, Inc.(2)	45,816	5,051
		13,111

Health Care—6.3%
Mettler-Toledo International, Inc.(1)	2,355	2,350
Silk Road Medical, Inc.(1)	26,956	1,634
Zoetis, Inc.	19,363	3,070
		7,054

Industrials—13.8%
CoreLogic, Inc.	46,891	3,607
Lennox International, Inc.	13,026	3,539
Old Dominion Freight Line, Inc.	13,409	2,553
TransUnion	35,257	2,808
Verisk Analytics, Inc.(2)	16,356	2,911
		15,418

Information Technology—22.2%
Avalara, Inc.(1)	16,633	2,479
CDW Corp.(2)	26,919	3,301
DocuSign, Inc.(1)	13,593	2,749
Duck Creek Technologies, Inc.(1)	49,114	2,130
Intuit, Inc.(2)	9,413	2,962
Jack Henry & Associates, Inc.(2)	14,983	2,221
nCino, Inc.(1)	26,801	1,890
	Shares	Value

Information Technology—continued
Trade Desk, Inc. (The) Class A(1)	6,298	$ 3,568
Visa, Inc. Class A	19,202	3,489
		24,789

Materials—2.9%
Scotts Miracle-Gro Co. (The)	21,878	3,283
Real Estate—3.6%
Lamar Advertising Co. Class A	64,335	3,986
Total Common Stocks (Identified Cost $80,659)		101,488

Total Long-Term Investments—90.9% (Identified Cost $80,659)		101,488

Short-Term Investment—7.3%
Money Market Mutual Fund—7.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.021%)(3)	8,127,540	8,127
Total Short-Term Investment (Identified Cost $8,127)		8,127

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT—98.2% (Identified Cost $88,786)		109,615

Securities Sold Short(4)—(15.9)%
Consumer Discretionary—(3.7)%
Beazer Homes USA, Inc.(5)	(29,289)	(357)
Century Communities, Inc.(5)	(41,175)	(1,599)
H&R Block, Inc.	(78,664)	(1,358)
ODP Corp. (The)	(43,849)	(855)
		(4,169)

Consumer Staples—(0.7)%
Flowers Foods, Inc.	(34,281)	(808)
Financials—(3.3)%
Focus Financial Partners, Inc. Class A(5)	(37,248)	(1,360)
LendingClub Corp.(5)	(85,838)	(401)
Third Point Reinsurance, Ltd.(5)	(117,482)	(914)
	Shares	Value

Financials—continued
Waddell & Reed Financial, Inc. Class A	(63,408)	$ (973)
		(3,648)

Industrials—(5.1)%
ACCO Brands Corp.	(150,008)	(791)
Allison Transmission Holdings, Inc.	(29,911)	(1,081)
ArcBest Corp.	(15,355)	(469)
Deluxe Corp.	(22,327)	(479)
Herc Holdings, Inc.(5)	(29,989)	(1,330)
Textainer Group Holdings Ltd.(5)	(88,235)	(1,276)
Werner Enterprises, Inc.	(6,747)	(256)
		(5,682)

Information Technology—(1.7)%
Endurance International Group Holdings, Inc.(5)	(322,003)	(1,871)
Real Estate—(1.4)%
Paramount Group, Inc.	(109,810)	(635)
Regency Centers Corp.	(15,894)	(565)
Retail Opportunity Investments Corp.	(32,481)	(316)
		(1,516)

Total Securities Sold Short (Proceeds $(16,770))		(17,694)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT—82.3% (Identified Cost $72,016)		$ 91,921
Other assets and liabilities, net—17.7%		19,744
NET ASSETS—100.0%		$111,665

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	All or portion segregated as collateral for securities sold short.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	The Fund is contractually responsible to the lender for any dividends payable and interest accrued on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Fund.
(5)	No dividend expense on security sold short.
See Notes to Financial Statements

KAR Long/Short Equity Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of October 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at October 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$101,488	$101,488
Money Market Mutual Fund	8,127	8,127
Total Assets	109,615	109,615
Liabilities:
Equity Securities:
Common Stocks	(17,694)	(17,694)
Total Liabilities	(17,694)	(17,694)
Total Investments	$ 91,921	$ 91,921
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at October 31, 2020.
There were no transfers into or out of Level 3 related to securities held at October 31, 2020.
See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2020
(Reported in thousands except shares and per share amounts)
	Aviva Multi-Strategy Target Return Fund	Duff & Phelps Select MLP and Energy Fund	KAR Long/Short Equity Fund
Assets
Investment in securities at value(1)	$28,791	$ 4,724	$109,615
Foreign currency at value(2)	—	—	—
Cash	2,727	11	— (a)
Cash pledged as collateral for futures	918	—	—
Deposits with prime broker	4,420	—	16,481
Margin due from counterparty on cleared swaps	595	—	—
Variation margin receivable on futures contracts	9	—	—
Swaps at value(3)	1,090	—	—
Unrealized appreciation on forward foreign currency exchange contracts	180	—	—
Receivables
Investment securities sold	2	—	2,091
Fund shares sold	— (a)	1	1,338
Receivable from adviser	—	5	—
Dividends and interest	3	35	4
Tax reclaims	8	—	—
Securities lending income	—	—	1
Prepaid Trustees’ retainer	1	— (a)	1
Prepaid expenses	21	18	39
Other assets	3	— (a)	9
Total assets	38,768	4,794	129,579
Liabilities
Foreign currency, at value	35	—	— (a)
Written options at value(4)	750	—	—
Securities sold short(5)	—	—	17,694
Swaps at value(3)	168	—	—
Unrealized depreciation on forward foreign currency exchange contracts	149	—	—
Payables
Fund shares repurchased	571	—	7
Investment securities purchased	—	—	12
Dividend distributions	—	—	16
Investment advisory fees	20	—	100
Distribution and service fees	1	— (a)	1
Administration and accounting fees	4	1	10
Transfer agent and sub-transfer agent fees and expenses	4	— (a)	20
Professional fees	66	32	29
Trustee deferred compensation plan	3	— (a)	9
Interest expense and/or commitment fees	— (a)	— (a)	—
Other accrued expenses	25	1	16
Total liabilities	1,796	34	17,914
Net Assets	$36,972	$ 4,760	$111,665
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$38,847	$ 8,299	$ 90,755
Accumulated earnings (loss)	(1,875)	(3,539)	20,910
Net Assets	$36,972	$ 4,760	$111,665

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2020
(Reported in thousands except shares and per share amounts)
	Aviva Multi-Strategy Target Return Fund	Duff & Phelps Select MLP and Energy Fund	KAR Long/Short Equity Fund
Net Assets:
Class A	$ 1,755	$ 317	$ 1,210
Class C	$ 626	$ 79	$ 504
Class I	$ 34,482	$ 4,364	$ 109,819
Class R6	$ 109	$ —	$ 132
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	183,568	61,212	73,593
Class C	67,126	15,319	31,069
Class I	3,586,497	855,486	6,644,945
Class R6	11,333	—	7,962
Net Asset Value and Redemption Price Per Share:(b)
Class A	$ 9.56	$ 5.19	$ 16.44
Class C	$ 9.33	$ 5.12	$ 16.21
Class I	$ 9.61	$ 5.10	$ 16.53
Class R6	$ 9.63	$ —	$ 16.54
Maximum Offering Price per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 10.14	$ 5.51	$ 17.44
Maximum Sales Charge - Class A	5.75%	5.75%	5.75%
(1) Investment in securities at cost	$ 28,327	$ 6,487	$ 88,786
(2) Foreign currency at cost	$ (35)	$ —	$ —(a)
(3) Includes premiums paid (received) on centrally cleared credit default swaps	$ 646	$ —	$ —
(4) Written options premiums received	$ 809	$ —	$ —
(5) Securities sold short proceeds	$ —	$ —	$ 16,770

(b)	Net asset values are calculated using unrounded net assets.
(a)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST
STATEMENTS OF OPERATIONS
YEAR ENDED October 31, 2020
($ reported in thousands)
	Aviva Multi-Strategy Target Return Fund	Duff & Phelps Select MLP and Energy Fund	KAR Long/Short Equity Fund
Investment Income
Dividends	$ 314	$ 373	$ 672
Less: return of capital distributions	—	(241)	—
Interest	36	1	—
Securities lending, net of fees	—	—	1
Foreign taxes withheld	(13)	(6)	—
Total investment income	337	127	673
Expenses
Investment advisory fees	481	47	817
Distribution and service fees, Class A	4	1	1
Distribution and service fees, Class C	8	1	3
Administration and accounting fees	46	13	76
Transfer agent fees and expenses	17	3	28
Sub-transfer agent fees and expenses, Class A	1	— (1)	— (1)
Sub-transfer agent fees and expenses, Class C	— (1)	— (1)	— (1)
Sub-transfer agent fees and expenses, Class I	13	— (1)	84
Custodian fees	9	1	— (1)
Printing fees and expenses	19	3	35
Professional fees	84	33	29
Interest expense and/or commitment fees	— (1)	— (1)	—
Registration fees	60	44	79
Trustees’ fees and expenses	3	— (1)	4
Miscellaneous expenses	7	2	5
Total expenses	752	148	1,161
Dividend expense and interest expense on securities sold short	—	—	343
Total expenses, including dividend and interest expense on securities sold short	752	148	1,504
Less net expenses reimbursed and/or waived by investment adviser(2)	(207)	(86)	(145)
Net expenses	545	62	1,359
Net investment income (loss)	(208)	65	(686)

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED October 31, 2020
($ reported in thousands)
	Aviva Multi-Strategy Target Return Fund	Duff & Phelps Select MLP and Energy Fund	KAR Long/Short Equity Fund
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	$(156)	$(1,153)	$ 1,697
Foreign currency transactions	(47)	— (1)	(2)
Forward foreign currency transactions	(853)	—	—
Written options	(313)	—	—
Futures	728	—	—
Swaps	(966)	—	—
Net increase from payment by affiliate	17 (3)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	276	(1,316)	19,449
Securities sold short	—	—	(1,017)
Foreign currency transactions	— (1)	— (1)	—
Forward foreign currency transactions	169	—	—
Written options	70	—	—
Futures	23	—	—
Swaps	495	—	—
Net realized and unrealized gain (loss) on investments	(557)	(2,469)	20,127
Net increase (decrease) in net assets resulting from operations	$(765)	$(2,404)	$19,441

(1)	Amount is less than $500.
(2)	See Note 4D in the Notes to Financial Statements.
(3)	See Note 4G in the Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Aviva Multi-Strategy Target Return Fund		Duff & Phelps Select MLP and Energy Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ (208)	$ 495	$ 65	$ 67
Net realized gain (loss)	(1,607)	(1,481)	(1,153)	(425)
Net increase from payment by affiliate	17 (1)	—	—	—
Net change in unrealized appreciation (depreciation)	1,033	1,657	(1,316)	(328)
Increase (decrease) in net assets resulting from operations	(765)	671	(2,404)	(686)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	—	(50)	—	(24)
Class C	—	(19)	—	(3)
Class I	(52)	(1,589)	—	(139)
Class R6	(—) (2)	(3)	—	—
Return of Capital:
Class A	—	—	(17)	(32)
Class C	—	—	(4)	(5)
Class I	—	—	(288)	(188)
Total Dividends and Distributions to Shareholders	(52)	(1,661)	(309)	(391)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	247	(1,004)	195	474
Class C	(324)	(630)	(3)	3
Class I	963	(39,524)	2,453	(25)
Class R6	7	— (2)	—	—
Increase (decrease) in net assets from capital transactions	893	(41,158)	2,645	452
Net increase (decrease) in net assets	76	(42,148)	(68)	(625)
Net Assets
Beginning of period	36,896	79,044	4,828	5,453
End of Period	$ 36,972	$ 36,896	$ 4,760	$ 4,828

(1)	See Note 4G in the Notes to Financial Statements.
(2)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	KAR Long/Short Equity Fund
	Year Ended October 31, 2020	From Inception December 06, 2018 to October 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ (686)	$ (72)
Net realized gain (loss)	1,695	197
Net change in unrealized appreciation (depreciation)	18,432	1,474
Increase (decrease) in net assets resulting from operations	19,441	1,599
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(1)	—
Class C	(1)	—
Class I	(115)	—
Class R6	(13)	—
Total Dividends and Distributions to Shareholders	(130)	—
Change in Net Assets from Capital Transactions (See Note 6):
Class A	974	107
Class C	311	109
Class I	73,555	17,007
Class R6	(4,008)	2,700
Increase (decrease) in net assets from capital transactions	70,832	19,923
Net increase (decrease) in net assets	90,143	21,522
Net Assets
Beginning of period	21,522	—
End of Period	$ 111,665	$ 21,522
See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return (2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets (including dividend and interest expense on securities sold short)(4)	Ratio of Gross Expenses to Average Net Assets(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Aviva Multi-Strategy Target Return Fund
Class A
11/1/19 to 10/31/20	$ 9.75	(0.08)	(0.11)	(0.19)	—	—	—	—	(0.19)	$ 9.56	(1.95) % (5)	$ 1,755	1.69%	2.26%	(0.83) %	213%
11/1/18 to 10/31/19	9.65	0.08	0.23	0.31	(0.13)	—	(0.08)	(0.21)	0.10	9.75	3.38	1,558	1.69	2.15	0.81	185
11/1/17 to 10/31/18	9.74	0.04	(0.12)	(0.08)	(0.01)	—	—	(0.01)	(0.09)	9.65	(0.79)	2,580	1.69	2.01	0.41	113
11/1/16 to 10/31/17	9.71	(0.01)	0.07	0.06	(0.01)	—	(0.02)	(0.03)	0.03	9.74	0.63	2,873	1.69	2.14	(0.09)	106
11/1/15 to 10/31/16	10.02	(0.06)	(0.19)	(0.25)	(0.02)	—	(0.04)	(0.06)	(0.31)	9.71	(2.51)	4,847	1.72 (6)(7)	2.31	(0.65)	129
Class C
11/1/19 to 10/31/20	$ 9.58	(0.14)	(0.11)	(0.25)	—	—	—	—	(0.25)	$ 9.33	(2.61) % (5)	$ 626	2.44%	3.01%	(1.46) %	213%
11/1/18 to 10/31/19	9.46	0.01	0.23	0.24	(0.04)	—	(0.08)	(0.12)	0.12	9.58	2.63	966	2.44	2.88	0.08	185
11/1/17 to 10/31/18	9.61	(0.03)	(0.12)	(0.15)	— (8)	—	—	— (8)	(0.15)	9.46	(1.54)	1,597	2.44	2.72	(0.34)	113
11/1/16 to 10/31/17	9.62	(0.08)	0.07	(0.01)	—	—	—	—	(0.01)	9.61	(0.10)	2,637	2.44	2.89	(0.85)	106
11/1/15 to 10/31/16	10.00	(0.13)	(0.20)	(0.33)	(0.01)	—	(0.04)	(0.05)	(0.38)	9.62	(3.26)	4,655	2.46 (6)(7)	3.09	(1.40)	129
Class I
11/1/19 to 10/31/20	$ 9.79	(0.05)	(0.12)	(0.17)	(0.01)	—	—	(0.01)	(0.18)	$ 9.61	(1.70) % (5)	$ 34,482	1.44%	2.00%	(0.53) %	213%
11/1/18 to 10/31/19	9.70	0.10	0.23	0.33	(0.16)	—	(0.08)	(0.24)	0.09	9.79	3.59	34,268	1.44	1.89	1.07	185
11/1/17 to 10/31/18	9.77	0.06	(0.11)	(0.05)	(0.02)	—	—	(0.02)	(0.07)	9.70	(0.52)	74,764	1.44	1.74	0.66	113
11/1/16 to 10/31/17	9.74	0.02	0.07	0.09	(0.04)	—	(0.02)	(0.06)	0.03	9.77	0.92	102,802	1.44	1.88	0.16	106
11/1/15 to 10/31/16	10.03	(0.04)	(0.19)	(0.23)	(0.02)	—	(0.04)	(0.06)	(0.29)	9.74	(2.30)	113,343	1.47 (6)(7)	2.08	(0.41)	129
Class R6
11/1/19 to 10/31/20	$ 9.80	(0.05)	(0.10)	(0.15)	(0.02)	—	—	(0.02)	(0.17)	$ 9.63	(1.55) % (5)	$ 109	1.38%	1.98%	(0.50) %	213%
11/1/18 to 10/31/19	9.71	0.11	0.22	0.33	(0.16)	—	(0.08)	(0.24)	0.09	9.80	3.64	104	1.38	1.84	1.15	185
11/1/17 to 10/31/18	9.77	0.07	(0.11)	(0.04)	(0.02)	—	—	(0.02)	(0.06)	9.71	(0.41)	103	1.38	1.70	0.72	113
11/3/16 (9) to 10/31/17	9.65	0.02	0.16	0.18	(0.04)	—	(0.02)	(0.06)	0.12	9.77	1.87	102	1.39	1.84	0.21	106

Duff & Phelps Select MLP and Energy Fund
Class A
11/1/19 to 10/31/20	$ 8.09	0.06	(2.65)	(2.59)	—	(0.31)	—	(0.31)	(2.90)	$ 5.19	(32.15) %	$ 317	1.40% (10)	3.11%	0.95%	41%
11/1/18 to 10/31/19	9.26	0.14	(0.82)	(0.68)	(0.12)	(0.37)	—	(0.49)	(1.17)	8.09	(7.22)	447	1.40 (10)	2.59	1.56	82
11/1/17 to 10/31/18	9.39	0.02	0.07	0.09	(0.17)	(0.05)	—	(0.22)	(0.13)	9.26	0.79	321	1.45 (6)	2.87	0.21	29
11/1/16 to 10/31/17	9.57	— (8)	0.02	0.02	(0.10)	(0.10)	—	(0.20)	(0.18)	9.39	0.06	333	1.55	4.75	0.01	32
11/1/15 to 10/31/16	9.79	0.06	(0.10)	(0.04)	(0.08)	(0.10)	—	(0.18)	(0.22)	9.57	(0.17)	226	1.56 (7)	6.20	0.69	33
Class C
11/1/19 to 10/31/20	$ 8.01	0.02	(2.64)	(2.62)	—	(0.27)	—	(0.27)	(2.89)	$ 5.12	(32.76) %	$ 79	2.15% (10)	3.85%	0.28%	41%
11/1/18 to 10/31/19	9.20	(0.03)	(0.70)	(0.73)	(0.09)	(0.37)	—	(0.46)	(1.19)	8.01	(7.84)	126	2.16 (10)	3.36	(0.32)	82
11/1/17 to 10/31/18	9.36	(0.05)	0.05	—	(0.11)	(0.05)	—	(0.16)	(0.16)	9.20	(0.13)	143	2.21 (6)	3.61	(0.55)	29
11/1/16 to 10/31/17	9.54	(0.07)	0.01	(0.06)	(0.02)	(0.10)	—	(0.12)	(0.18)	9.36	(0.69)	145	2.30	5.47	(0.74)	32
11/1/15 to 10/31/16	9.78	(0.01)	(0.09)	(0.10)	(0.04)	(0.10)	—	(0.14)	(0.24)	9.54	(0.93)	128	2.31 (7)	6.93	(0.06)	33
Class I
11/1/19 to 10/31/20	$ 7.99	0.08	(2.63)	(2.55)	—	(0.34)	—	(0.34)	(2.89)	$ 5.10	(32.03) %	$ 4,364	1.15% (10)	2.79%	1.30%	41%
11/1/18 to 10/31/19	9.25	0.05	(0.70)	(0.65)	(0.24)	(0.37)	—	(0.61)	(1.26)	7.99	(6.98)	4,255	1.16 (10)	2.31	0.62	82
11/1/17 to 10/31/18	9.40	0.04	0.07	0.11	(0.21)	(0.05)	—	(0.26)	(0.15)	9.25	0.99	4,989	1.21 (6)	2.56	0.45	29
11/1/16 to 10/31/17	9.58	0.03	0.01	0.04	(0.12)	(0.10)	—	(0.22)	(0.18)	9.40	0.27	5,056	1.30	4.46	0.26	32
11/1/15 to 10/31/16	9.79	0.08	(0.09)	(0.01)	(0.10)	(0.10)	—	(0.20)	(0.21)	9.58	0.10	4,738	1.31 (7)	5.95	0.94	33
See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return (2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets (including dividend and interest expense on securities sold short)(4)	Ratio of Gross Expenses to Average Net Assets(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

KAR Long/Short Equity Fund
Class A
11/1/19 to 10/31/20	$12.69	(0.20)	4.00	3.80	—	—	(0.05)	(0.05)	3.75	$16.44	30.01%	$ 1,210	2.32% (11)	2.51%	(1.34) %	33%
12/6/18 (9) to 10/31/19	10.00	(0.11)	2.80	2.69	—	—	—	—	2.69	12.69	26.90	134	2.40 (11)	4.26	(1.03)	56
Class C
11/1/19 to 10/31/20	$12.61	(0.28)	3.93	3.65	—	—	(0.05)	(0.05)	3.60	$16.21	29.01%	$ 504	3.09% (11)	3.28%	(2.02) %	33%
12/6/18 (9) to 10/31/19	10.00	(0.18)	2.79	2.61	—	—	—	—	2.61	12.61	26.10	138	3.15 (11)	5.02	(1.78)	56
Class I
11/1/19 to 10/31/20	$12.72	(0.15)	4.01	3.86	—	—	(0.05)	(0.05)	3.81	$16.53	30.41%	$109,819	2.07% (11)	2.30%	(1.05) %	33%
12/6/18 (9) to 10/31/19	10.00	(0.10)	2.82	2.72	—	—	—	—	2.72	12.72	27.20	17,813	2.04 (11)	3.99	(0.94)	56
Class R6
11/1/19 to 10/31/20	$12.73	(0.13)	3.99	3.86	—	—	(0.05)	(0.05)	3.81	$16.54	30.39%	$ 132	2.07% (11)	2.24%	(0.95) %	33%
12/6/18 (9) to 10/31/19	10.00	(0.07)	2.80	2.73	—	—	—	—	2.73	12.73	27.30	3,437	2.08 (11)	4.00	(0.71)	56

Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Sales charges, where applicable, are not reflected in the total return calculation.
(4)	Annualized for periods less than one year.
(5)	Payment from affiliate had no impact on total return.
(6)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(7)	Net expense ratio includes extraordinary proxy expenses.
(8)	Amount is less than $0.005 per share.
(9)	Inception date.
(10)	The ratio of net expenses to average net assets excluding interest expense for the Duff & Phelps Select MLP and Energy Fund for Class A are 1.40% and 1.40%, Class C is 2.15% and 2.15% and for Class I is 1.15% and 1.15% for the years ended October 31, 2020 and October 31, 2019.
(11)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for the KAR Long/Short Equity Fund for Class A are 1.80% and 1.80%, for Class C is 2.55% and 2.55%, for Class I is 1.55% and 1.55% and for Class R6 is 1.48% and 1.48% for the year ended October 31, 2020 and the period ended October 31, 2019.
See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS
October 31, 2020
Note 1. Organization
Virtus Alternative Solutions Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of the date of this report the Trust is comprised of two non-diversified funds (Duff & Phelps Select MLP and Energy Fund and KAR Long/Short Equity Fund) and one diversified fund (Aviva Multi-Strategy Target Return Fund), each having a distinct investment objective(s) outlined below in its Fund summary.
There is no guarantee that a Fund will achieve its objective(s).
All of the Funds offer Class A shares, Class C shares and Class I shares. The Aviva Multi-Strategy Target Return Fund and the KAR Long/Short Equity Fund also offer Class R6 shares.
Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Effective January 1, 2019, with certain exceptions, Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares ten years after the purchase date. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectus and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
     •    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
     •    Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REIT and MLP investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The Duff & Phelps Select MLP and Energy Fund invests in MLPs that make distributions that are primarily attributable to return of capital. The actual amounts of income, return of capital, and capital gains are only determined by each REIT and MLP after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of October 31, 2020, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2017 forward (with limited exceptions).

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020
D.	Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Foreign Currency Translations
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Short Sales
Each Fund may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, a Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.
In addition, in accordance with the terms of its prime brokerage agreement, KAR Long/Short Equity Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The dividends on short sales and rebate income/fees are recorded under “Dividend expense and interest expense on securities sold short” on the Statement of Operations.
H.	Securities Lending
The Funds may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under a Master Securities Lending Agreement (“MSLA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
At October 31, 2020, the Funds had no securities on loan.
Note 3. Derivative Financial Instruments
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.
A.	Futures Contracts
A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by a Fund for financial statement purposes on a daily basis as unrealized appreciation or depreciation. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as net realized gain (loss) from future contracts.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020
During the fiscal period, Aviva Multi-Strategy Target Return Fund utilized futures to optimize performance by gaining exposure to broad markets or to hedge the risk of securities within the portfolios. The potential risks of doing so are that 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
B.	Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily, and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.
During the fiscal period, Aviva Multi-Strategy Target Return Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). Forward foreign currency contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
C.	Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. Certain Funds may purchase or write both put and call options on portfolio securities. A Fund doing so is subject to equity price risk and/or foreign currency risk in the normal course of pursuing its investment objectives.
When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statements of Assets and Liabilities. Written options are reported as a liability within “Written options at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) from investments” in the Statements of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) from written options” in the Statements of Operations.
If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statements of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) from written options” in the Statements of Operations.
The risk in writing call options is that the Fund gives up the opportunity for profit if the market price/foreign currency rate of the referenced security/currency increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price/foreign currency rate of the referenced security/currency decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.
During the fiscal period, Aviva Multi-Strategy Target Return Fund used options contracts to gain asymmetric exposure to, or hedge against, market and idiosyncratic risk or to reduce portfolio volatility.
D.	Swaps
Certain Funds may enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statements of Assets and Liabilities as “Swaps at value”. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statements of Operations.
Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Swaps at value” in the Statements of Assets and Liabilities and are amortized over the term of the swap. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statements of Operations. Swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.
Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Deposits with prime broker”.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Credit default swaps – A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).
During the fiscal period, Aviva Multi-Strategy Target Return Fund utilized both single name credit default swaps and credit index swaps to gain long or short exposure to individual securities or to gain exposure to a credit or asset-backed index.
Total return swaps – Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Certain Funds may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk).
Certain Funds may enter into equity basket swaps to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset periodically, and financing costs are reset monthly.
During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the ISDA Master Agreement (defined below in “Derivative Risks”) between the Fund and the counterparty.
The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable. The swap involves additional risks than if the Fund has invested in the underlying positions directly, including: the risk that changes in the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty’s failure to perform under contract terms; and liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its position(s).
During the fiscal period, Aviva Multi-Strategy Target Return Fund utilized total return swaps to gain exposure to broad markets or to hedge the risk of individual securities within the portfolios, obtain long or short exposure to the underlying reference instrument, obtain leverage and gain exposure to restricted markets in order to avoid the operational burden of ownership filing requirements. At October 31, 2020, the Aviva Multi-Strategy Target Return Fund did not hold Swap Baskets.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020
Interest rate swaps – Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Certain Funds may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk).
During the fiscal period, Aviva Multi-Strategy Target Return Fund utilized interest rate swaps to gain exposure to interest rates or to hedge interest rate risk within its portfolio.
Inflation swaps – Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (e.g., the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), while the other pays a compounded fixed rate. One factor that may lead to changes in the values of inflation swaps is a change in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a decrease in value of an inflation swap. Certain Funds may enter into inflation swaps to hedge the inflation risk associated with non-inflation indexed investments, thereby creating “synthetic” inflation-indexed investments.
During the fiscal period, Aviva Multi-Strategy Target Return Fund utilized inflation swaps to hedge inflation risk within its portfolio or to gain exposure to the impact of inflation.
Variance swaps –Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Certain Funds may enter into variance swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets.
During the fiscal period, Aviva Multi-Strategy Target Return Fund utilized variance swaps to capitalize on volatility in the equity markets.
The following is a summary of derivative instruments categorized by primary risk exposure as of October 31, 2020:

	Fair Values of Derivative Financial Instruments as of October 31, 2020
	Derivative Assets
		Aviva Multi-Strategy Target Return Fund
Primary Risk	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Swaps at value	$ 145
Foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	180
Equity contracts	Unrealized appreciation on futures contracts(1); Investments in securities at value(2); Swaps at value	1,363
Credit contracts	Swaps at value	554
Total		$2,242

	Fair Value of Derivative Financial Instruments as of October 31, 2020
	Derivative Liabilities
		Aviva Multi-Strategy Target Return Fund
Primary Risk	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Unrealized depreciation on futures contracts(1); Swaps at value	$ 123
Foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	149
Equity contracts	Written options at value; Unrealized depreciation on futures contracts(1); Swaps at value	1,066
Total		$1,338

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020
(1)  Includes cumulative appreciation (depreciation) on futures contracts as reported in the Schedules of Investments.
      For futures contracts only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(2)  Includes purchased options at value as reported in the Schedules of Investments.
The Effect of Derivative Financial Instruments in the Statements of Operations for the Period Ended October 31, 2020
Net Realized Gain (Loss) From
Aviva Multi-Strategy Target Return Fund
Interest rate contracts:
Futures contracts(1)	$ 1,431
Swaps (2)	(666)
Foreign currency exchange contracts:
Forward foreign currency transactions(3)	(853)
Equity contracts:
Futures contracts(1)	(703)
Purchased options(4)	35
Written options(5)	(313)
Swaps (2)	18
Credit contracts:
Swaps (2)	(318)
Total	$(1,369)

(1) Included in net realized gain (loss) from futures within the Statements of Operations.
(2) Included in net realized gain (loss) from swaps within the Statements of Operations.
(3) Included in net realized gain (loss) from forward foreign currency transactions within the Statements of Operations.
(4) Included in net realized gain (loss) from investments within the Statement of Operations.
(5) Included in net realized gain (loss) from written options within the Statement of Operations.

The Effect of Derivative Financial Instruments in the Statements of Operations for the Period Ended October 31, 2020
Net Change in Unrealized Appreciation/(Depreciation) on
Aviva Multi-Strategy Target Return Fund
Interest rate contracts:
Futures contracts(1)	$ (70)
Swaps (2)	161
Foreign currency exchange contracts:
Forward foreign currency transactions(3)	169
Equity contracts:
Futures contracts(1)	93
Purchased options(4)	(317)
Written options(5)	70
Swaps (2)	448
Credit contracts:
Swaps (2)	(114)
Total	$ 440

(1) Included in net change in unrealized appreciation (depreciation) from futures within the Statements of Operations.
(2) Included in net change in unrealized appreciation (depreciation) from swaps within the Statement of Operations.
(3) Included in net change in unrealized appreciation (depreciation) from forward foreign currency transactions within the Statements of Operations.
(4) Included in net change in unrealized appreciation (depreciation) from investments within the Statement of Operations.
(5) Included in net change in unrealized appreciation (depreciation) from written options within the Statements of Operations.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020
The quarterly average values (unless otherwise specified) of the derivatives held by the Fund in the table shown below indicate the volume of derivative activity for each applicable Fund for the period October 31, 2020.
Aviva Multi-Strategy Target Return Fund
Purchased Options(1)	$ 394
Written Options(2)	(318)
Futures Contracts - Long Positions(3)	202
Futures Contracts - Short Positions(3)	(136)
Forward Foreign Currency Exchange Purchase Contracts(4)	14,746
Forward Foreign Currency Exchange Sale Contracts(5)	(14,740)
Interest Rate Swap Agreements(6)	47,586
Credit Default Swap Agreements - Sell Protection(6)	4,882
Total Return Swap Agreements(6)	2,150
Inflation Swap Agreements(6)	6,260
Variance Swap Agreements(6)	300
(1) Average premiums paid for the period.
(2) Average premiums received for the period.
(3) Average unrealized for the period.
(4) Average value at trade date payable.
(5) Average value at settlement date receivable.
(6) Notional amount.
E.	Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC purchased options, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.
With exchange traded purchased options and futures and centrally cleared swaps, generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020
F.	Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.
Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of October 31, 2020:

At October 31, 2020, the Funds’ derivative assets and liabilities (by type) are as follows:
	Aviva Multi-Strategy Target Return Fund
	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$ 9	$ —
Forward foreign currency exchange contracts	180	149
Swaps	1,090	168
Purchased options	560	—
Written options	—	750
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$ 1,839	$1,067
Derivatives not subject to a MNA or similar agreement	(1,268)	(752)
Total assets and liabilities subject to a MNA	$ 571	$ 315
The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of October 31, 2020:
Aviva Multi-Strategy Target Return Fund
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
BNP Paribas	$ 5	$ (5)	$—	$ —	$ —
Citibank	56	(37)	—	—	19
Goldman Sachs & Co	83	(83)	—	—	—
JPMorgan Chase Bank N.A.	69	(47)	—	(22)	—
Merrill Lynch	236	(33)	—	—	203
Societe Generale	122	(30)	—	—	92
Total	$571	$(235)	$—	$(22)	$314

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020
Counterparty	Derivatives Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Amount of Derivative Liabilities(4)
BNP Paribas	$ 18	$ (5)	$—	$—	$13
Citibank	37	(37)	—	—	—
Goldman Sachs & Co	150	(83)	—	—	67
JPMorgan Chase Bank N.A.	47	(47)	—	—	—
Merrill Lynch	33	(33)	—	—	—
Societe Generale	30	(30)	—	—	—
Total	$315	$(235)	$—	$—	$80
(1) Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.
(2) Net amount represents the net amount receivable from the counterparty in the event of default.
(3) Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.
(4) Net amount represents the net amount payable due to the counterparty in the event of default.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Alternative Investment Advisers, Inc. (“VAIA” or the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund.

	1st $1 Billion	$1+ Billion	1st $5 Billion	$5+ Billion
Aviva Multi-Strategy Target Return Fund*	—%	—%	1.30%	1.25%
Duff & Phelps Select MLP and Energy Fund**	0.90	0.85	—	—
KAR Long/Short Equity Fund	1.25	1.20	—	—

*The Adviser has contractually agreed to waive a portion of the management fee so that such fee does not exceed 1.25% through February 28, 2021.
**Prior to February 28, 2020, the advisory fee for this Fund was 0.90% on all assets.
B.	Subadvisers
The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser.
The subadvisers and the Funds they serve as of the end of the period are as follows: Aviva Investors Americas LLC (“Aviva”), for Aviva Multi-Strategy Target Return Fund; Duff & Phelps Investment Management Co. (“Duff & Phelps”), an indirect wholly-owned subsidiary of Virtus, for Duff & Phelps Select MLP and Energy Fund; and Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an indirect wholly-owned subsidiary of Virtus, for KAR Long/Short Equity Fund.
C.	Expense Limitations
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through February 28, 2021. Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

Fund	Class A	Class C	Class I	Class R6
Aviva Multi-Strategy Target Return Fund	1.69%	2.44%	1.44%	1.38%
Duff & Phelps Select MLP and Energy Fund	1.40	2.15	1.15	N/A
KAR Long/Short Equity Fund	1.80	2.55	1.55	1.48

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020
The exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending:

	Expiration
Fund	2021	2022	2023	Total
Aviva Multi-Strategy Target Return Fund
Class A	$ 7	$ 7	$ 9	$ 23
Class C	5	5	4	14
Class I	208	177	175	560
Class R6	— (1)	— (1)	1	1
Duff & Phelps Select MLP and Energy Fund
Class A	6	28	9	43
Class C	2	2	2	6
Class I	77	58	75	210
KAR Long/Short Equity Fund
Class A	—	2	1	3
Class C	—	2	1	3
Class I	—	100	139	239
Class R6	—	53	5	58
(1)	Amount is less than $500.
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the fiscal year ended October 31, 2020, there were less than $500 in commissions for Class A shares and less than $500 in CDSC for Class A shares and Class C shares, respectively.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares and 1.00% for Class C shares. Class I and Class R6 shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.
For the fiscal year ended October 31, 2020, the Funds incurred administration fees totaling $103 which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the fiscal year ended October 31, 2020, the Funds incurred transfer agent fees totaling $48 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
G.	Payments to Affiliate
During the period ended October 31, 2020, Aviva reimbursed Aviva Multi-Strategy Target Return Fund for losses. These amounts are included in “Net increase from payment by affiliates” in the Statements of Operations. There was no impact on the total return.
H.	Affiliated Shareholders
At October 31, 2020, Virtus and its affiliates held shares of certain Funds, which may be redeemed at any time, that aggregated to the following:

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020
	Shares	Aggregate Net Asset Value
Aviva Multi-Strategy Target Return Fund
Class A	10,106	$ 97
Class C	10,058	94
Class I	1,902,815	18,286
Class R6	10,470	101
Duff & Phelps Select MLP and Energy Fund
Class A	10,601	55
Class C	10,431	53
Class I	850,174	4,336
KAR Long/Short Equity Fund
Class R6	6,600	109
I.	Trustee Compensation
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at October 31, 2020.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities, short-term securities and written options) during the year ended October 31, 2020, were as follows:
	Purchases	Sales
Aviva Multi-Strategy Target Return Fund	$28,222	$21,648
Duff & Phelps Select MLP And Energy Fund	4,690	2,016
KAR Long/Short Equity Fund	72,347	23,338
Purchases and sales of long-term U.S. Government and agency securities for the Funds during the year ended October 31, 2020, were as follows:
	Purchases	Sales
Aviva Multi-Strategy Target Return Fund	$735	$2,411
Note 6. Capital Share Transactions
($ reported in thousands)
Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:
	Aviva Multi-Strategy Target Return Fund
	Year Ended October 31, 2020		Year Ended October 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	120	$ 1,167	14	$ 132
Reinvestment of distributions	—	—	5	48
Shares repurchased and cross class conversions	(96)	(920)	(127)	(1,184)
Net Increase / (Decrease)	24	$ 247	(108)	$ (1,004)
Class C
Shares sold and cross class conversions	— (1)	$ 1	9	$ 83
Reinvestment of distributions	—	—	2	17
Shares repurchased and cross class conversions	(34)	(325)	(79)	(730)
Net Increase / (Decrease)	(34)	$ (324)	(68)	$ (630)

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020
	Aviva Multi-Strategy Target Return Fund
	Year Ended October 31, 2020		Year Ended October 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Class I
Shares sold and cross class conversions	896	$ 8,800	487	$ 4,626
Reinvestment of distributions	2	24	85	757
Shares repurchased and cross class conversions	(810)	(7,861)	(4,783)	(44,907)
Net Increase / (Decrease)	88	$ 963	(4,211)	$ (39,524)
Class R6
Shares sold and cross class conversions	1	$ 8	1	$ 6
Reinvestment of distributions	— (1)	— (1)	— (1)	— (1)
Shares repurchased and cross class conversions	(—) (1)	(1)	(1)	(6)
Net Increase / (Decrease)	1	$ 7	— (1)	$ —(1)
(1)	Amount is less than $500 or 500 shares.

	Duff & Phelps Select MLP and Energy Fund
	Year Ended October 31, 2020		Year Ended October 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	112	$ 801	402	$ 3,627
Reinvestment of distributions	3	14	6	50
Shares repurchased and cross class conversions	(109)	(620)	(387)	(3,203)
Net Increase / (Decrease)	6	$ 195	21	$ 474
Class C
Shares sold and cross class conversions	— (1)	$ 1	6	$ 51
Reinvestment of distributions	— (1)	1	— (1)	3
Shares repurchased and cross class conversions	(1)	(5)	(6)	(51)
Net Increase / (Decrease)	(1)	$ (3)	— (1)	$ 3
Class I
Shares sold and cross class conversions	405	$ 2,859	72	$ 631
Reinvestment of distributions	21	114	2	18
Shares repurchased and cross class conversions	(104)	(520)	(81)	(674)
Net Increase / (Decrease)	322	$ 2,453	(7)	$ (25)
(1)	Amount is less than $500 or 500 shares.

	KAR Long/Short Equity Fund
	Year Ended October 31, 2020		From Inception December 06, 2018 to October 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	104	$ 1,571	11	$ 107
Reinvestment of distributions	— (1)	— (1)	—	—
Shares repurchased and cross class conversions	(41)	(597)	—	—
Net Increase / (Decrease)	63	$ 974	11	$ 107

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020
	KAR Long/Short Equity Fund
	Year Ended October 31, 2020		From Inception December 06, 2018 to October 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Class C
Shares sold and cross class conversions	58	$ 789	11	$ 109
Reinvestment of distributions	— (1)	— (1)	—	—
Shares repurchased and cross class conversions	(38)	(478)	(—)	(—)
Net Increase / (Decrease)	20	$ 311	11	$ 109
Class I
Shares sold and cross class conversions	5,840	$ 81,713	1,431	$ 17,401
Reinvestment of distributions	9	115	—	—
Shares repurchased and cross class conversions	(603)	(8,273)	(31)	(394)
Net Increase / (Decrease)	5,246	$ 73,555	1,400	$ 17,007
Class R6
Shares sold and cross class conversions	1	$ 22	270	$ 2,700
Shares repurchased and cross class conversions	(263)	(4,030)	—	—
Net Increase / (Decrease)	(262)	$ (4,008)	270	$ 2,700
(1)	Amount is less than $500 or 500 shares.
Note 7. 10% Shareholders
As of October 31, 2020, each Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:
	% of Shares Outstanding	Number of Accounts
Aviva Multi-Strategy Target Return Fund	62%	2 *
Duff & Phelps Select MLP and Energy Fund	93	2 *
KAR Long/Short Equity Fund	83	1 *
*	Includes affiliated shareholder account(s).
Note 8. Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.
The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
At October 31, 2020, the following Funds held securities issued by various companies in specific sectors as detailed below:

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020
Fund	Sector	Percentage of Total Investments
Duff & Phelps Select MLP and Energy Fund	Diversified (MLP)	28%
KAR Long/Short Equity Fund	Information Technology	27%
Note 9.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 10. Restricted Securities
($ reported in thousands)
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. The following Fund held securities that were considered to be restricted at October 31, 2020:
Fund	Investment	Date of Acquisition	Cost	Value	Percentage of Net Assets
Aviva Multi-Strategy Target Return Fund	Safran SA	2/16/2018	$27	$26	0.1%
Note 11. Redemption Facility
($ reported in thousands)
On September 18, 2017, Aviva Multi-Strategy Target Return Fund, Duff & Phelps Select MLP and Energy Fund and certain other affiliated funds entered into an $150,000 unsecured line of credit (“Credit Agreement”). KAR Long/Short Equity Fund was added to the Credit Agreement in March of 2019.This Credit Agreement, as amended, is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-fifth of total net assets for the Funds, in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 11, 2021. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the year ended October 31, 2020, are included in the “Interest expense and/or commitment fees” line on the Statements of Operations. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this credit agreement upon certain circumstances such as an event of default.
The following Funds had an outstanding loan during the period. The borrowings were valued at cost, which approximates fair value.
Fund	Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
Duff & Phelps Select MLP and Energy Fund	$— (1)	$220	1.75%	2
KAR Long/Short Equity Fund	— (1)	570	1.76	1
(1)	Amount is less than $500.
Note 12. Federal Income Tax Information
($ reported in thousands)
At October 31, 2020, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Aviva Multi-Strategy Target Return Fund- securities and derivatives	$ 28,623	$ 1,626	$ (1,011)	$ 615
Aviva Multi-Strategy Target Return Fund - Written Options	(750)	—	—	—
Duff & Phelps Select MLP and Energy Fund	6,986	213	(2,475)	(2,262)
KAR Long/Short Equity Fund	88,786	21,734	(906)	20,828

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
KAR Long/Short Equity Fund - Short Sales	(16,770)	2,355	(3,279)	(924)
Certain Funds have capital-loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Internal Revenue Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. The Funds’ capital loss carryovers are as follows:
	Short-Term	Long-Term
Aviva Multi-Strategy Target Return Fund	$2,050	$343
Duff & Phelps Select MLP and Energy Fund	340	794
Certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended October 31, 2020, the following Funds deferred and recognized qualified late year losses as follows:
	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized
Aviva Multi-Strategy Target Return Fund	$ 94	$ —
Duff & Phelps Select MLP and Energy Fund	50	(153)
The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the beginning of this note) consist of the following:
Undistributed Ordinary Income
KAR Long/Short Equity Fund	$1,009
The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal years ended October 31, 2020 and 2019 were as follows:
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Aviva Multi-Strategy Target Return Fund
10/31/20	$ 52	$—	$ —	$ 52
10/31/19	1,661	—	—	1,661
Duff & Phelps Select MLP and Energy Fund
10/31/20	—	—	309	309
10/31/19	166	—	225	391
KAR Long/Short Equity Fund
10/31/20	129	—	—	129
10/31/19	—	—	—	—
For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers, and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or NAV of the Funds. As of October 31, 2020, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:
	Capital Paid in on Shares of Beneficial Interest	Total Distributable Earnings (Accumulated Losses)
Aviva Multi-Strategy Target Return Fund	$ (1,063)	$1,063

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020
	Capital Paid in on Shares of Beneficial Interest	Total Distributable Earnings (Accumulated Losses)
Duff & Phelps Select MLP and Energy Fund	31	(31)
Note 13. Regulatory Matters and Litigation
From time to time, the Trust, the Funds, the Adviser and/or the subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 14. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. This ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.
In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 15. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following is the only subsequent event requiring recognition or disclosure in these financial statements.
Effective March 1, 2021, Class C Shares generally will automatically convert to Class A Shares of a portfolio, without a sales charge, at the relative net asset values of each of such classes, in the month following the month that is eight years from the acquisition of the Class C Shares (or earlier as disclosed in the Fund’s prospectus).

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Alternative Solutions Trust and Shareholders of Virtus Aviva Multi-Strategy Target Return Fund, Virtus Duff & Phelps Select MLP and Energy Fund and Virtus KAR Long/Short Equity Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (constituting Virtus Alternative Solutions Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Virtus KAR Long/Short Equity Fund	Statement of operations for the year ended October 31, 2020, and statements of changes in net assets for the year ended
October 31, 2020 and the period December 6, 2018 (inception)
through October 31, 2019
Virtus Aviva Multi-Strategy Target Return Fund Virtus Duff & Phelps Select MLP and Energy Fund	Statements of operations for the year ended October 31, 2020 and statements of changes in net assets for each of the two years in the period ended October 31, 2020
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2020
We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
TAX INFORMATION NOTICE (Unaudited)
October 31, 2020
TAX INFORMATION (Unaudited)
For the fiscal year ended October 31, 2020, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.
	QDI	DRD
KAR Long/Short Equity Fund	54.94%	54.44%

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)
Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk, which is the risk that a Fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Program is overseen by the Adviser as the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.
Assessment and management of a Fund’s liquidity risk under the Program take into consideration certain factors, such as the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
At a meeting of the Board held on May 19-21, 2020, the Board received a report from the Program Administrator addressing the operation and management of the Program for the period from December 1, 2018 through December 31, 2019 (the “Review Period”). The Board acknowledged that because the Review Period ended before 2020, it did not cover the more recent period of market volatility relating to the COVID-19 pandemic. The Program Administrator’s report noted that for the Review Period, the Program Administrator believed that the Program was implemented and operated effectively in all material respects and that existing procedures, controls and safeguards were appropriately designed to enable the Program Administrator to administer the Program in compliance with Rule 22e-4. The Program Administrator’s report noted that during the Review Period, there were no events that created liquidity related concerns for the Funds. The Program Administrator’s report further noted that while changes to the Program had been made during the Review Period and reported to the Board, no material changes were made to the Program as a result of the Program Administrator’s annual review.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to a Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in that Fund may be subject.

FUND MANAGEMENT TABLES (Unaudited)
October 31, 2020
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Alternative Solutions Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Brown, Thomas J. YOB: 1945 Served Since: 2016 68 Portfolios	Retired.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 72 Portfolios	Retired.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; and Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Served Since: 2017 68 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Director (1999 to 2019) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2016 68 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; Member (since 2014), Counselors of Real Estate.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 68 Portfolios	Retired. Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee since 2015), Virtus Mutual Fund Family (54 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); and Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 68 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; Director (2014 to 2019), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
October 31, 2020
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McLoughlin, Philip YOB: 1946 Served Since: 2013 72 Portfolios	Retired.	Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (54 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 72 Portfolios	Retired.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (54 portfolios).
Oates, James M. YOB: 1946 Served Since: 2013 68 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm).	Director (since 2016), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (54 portfolios).
Segerson, Richard E. YOB: 1946 Served Since: 2016 68 Portfolios	Retired. Managing Director (1998 to 2013), Northway Management Company.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (54 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2020 68 Portfolios	Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Partner (since 2006), Global Infrastructure Partners.	Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2020 68 Portfolios	Retired. Various roles (1982 to 2008), J. & W. Seligman & Co. Incorporated, including President (1994 to 2008).	Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
October 31, 2020
Interested Trustee
The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2006 71 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Chairman and Trustee (since 2015), Virtus ETF Trust II (3 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (54 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Advisory Board Member
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Moyer, William R. YOB: 1944 Served Since: 2020 68 Portfolios	Private investor (since 2004); Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer).	Advisory Board Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Advisory Board Member (since 2020) and Director (2016 to 2019), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Advisory Board Member (since 2020) and Director (2014 to 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Advisory Board Member (since 2020) and Trustee (2011 to 2019), Virtus Global Multi-Sector Income Fund; Advisory Board Member (since 2020) and Trustee (2013 to 2016), Virtus Alternative Solutions Trust (3 portfolios).
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2013 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
October 31, 2020
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2013).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positons (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Treasurer and Chief Financial Officer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2017) and Assistant Secretary (since 2013).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2013), Vice President (2005 to 2013),Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (2013 to 2014), Vice President (2012 to 2013),Secretary and Chief Legal Officer (2005 to 2013) and Assistant Secretary (2013 to 2014 and 2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014),Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2013 to 2017); and Chief Compliance Officer (since 2013).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
October 31, 2020
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer and Secretary (since 2013).	Vice President (since 2016) and Senior Counsel (since 2007), Virtus Investment Partners, Inc. and /or certain of its subsidiaries; Vice President and Secretary (since 2020), DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc., and DTF Tax-Free Income Inc.; Assistant Secretary (since 2020), Duff & Phelps Utility and Corporate Bond Trust Inc.; Vice President, Chief Legal Officer and Secretary (since 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Funds Family; Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013).	Executive Vice President, Product Management (since 2009), and various senior officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2017), Virtus Total Return Fund Inc.; Executive Vice President (2017 to 2019), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Director (since 2013), Virtus Global Funds PLC; Executive Vice President (since 2013), Virtus Alternative Solutions Trust; Executive Vice President (since 2017), Virtus Total Return Fund Inc.

Virtus Alternative Solutions Trust
Supplement dated December 18, 2020 to the
Summary Prospectuses and Statutory Prospectus each
dated February 28, 2020, as supplemented
IMPORTANT NOTICE TO INVESTORS
Effective February 1, 2021, certain changes relating to sales charges and compensation to dealers will be made. These changes include lowered Sales Charges for Class A Shares of the funds and dealers will no longer need to have an aggregate value of $50,000 or more per fund CUSIP to qualify for payment of 12b-1 fees. In addition, a maximum purchase amount will be applied to purchases of Class C Shares. Please see below for details about these changes.
SUMMARY PROSPECTUS CHANGES
Beginning on February 1, 2021, in the “Shareholder Fees” table of the “Fees and Expenses” section of the summary prospectus, the Class A Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price) will be 5.50%. Prior to February 1, 2021, the Class A Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price) will remain 5.75%.
In addition, for the Funds, the “Performance Information” section of the summary prospectuses reflects the higher sales charge before it will be lowered. Therefore, if you purchase Class A Shares with the new sales charges effective February 1, 2021, the Performance Information section of the summary prospectuses may be different than what is stated in the current prospectuses.
STATUTORY PROSPECTUS CHANGES
The following disclosure changes will be effective February 1, 2021.
In the “What arrangement is best for you?” section under “Sales Charges”, the first sentence of the Class A Shares paragraph is replaced with the following:
Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.50% of the offering price (5.82% of the amount invested).
In the “Sales Charge you may pay to purchase Class A Shares” section under “Sales Charges”, the table titled “All Funds” will be replaced with the following:
Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested
Under $50,000	5.50%	5.82%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,00	2.00%	2.04%
$1,000,000 or more	None	None

In the “Compensation to Dealers” section, the table titled, “All Funds” will be replaced with the following:
Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.50%	5.82%	4.75%
$50,000 but under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.50%	3.63%	3.00%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	None
In addition, the last sentence of the fourth paragraph under the section “Compensation to Dealers” states, “Dealers must have an aggregate value of $50,000 or more per fund CUSIP to qualify for payment.” This sentence is removed and will no longer apply.
Investors should retain this supplement with the Prospectuses for future reference.
VAST 8034 ClassA& CSalesCharges (12/2020)

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VIRTUS ALTERNATIVE SOLUTIONS TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Thomas J. Brown
Donald C. Burke
Sidney E. Harris
John R. Mallin
Hassell H. McClellan
Connie D. McDaniel
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
R. Keith Walton
Brian T. Zino
Advisory Board Member
William R. Moyer
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Kevin J. Carr, Senior Vice President and Assistant Secretary
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Francis G. Waltman, Executive Vice President
Investment Adviser
Virtus Alternative Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus Mutual Funds,
please contact us at 1-800-243-1574, or Virtus.com.
8555	12-20

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that Donald C. Burke, Thomas J. Brown and Richard E. Segerson each possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each of Mr. Burke, Mr. Brown and Mr. Segerson is an “independent” trustee as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $78,600 for 2020 and $74,700 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $4,700 for 2020 and $12,837 for 2019. Such audit-related fees include out of pocket expenses and fees related to a new fund launch.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $19,919 for 2020 and $22,747 for 2019.

“Tax Fees” are primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Board of Trustees of Virtus Alternative Solutions Trust (the “Fund”) has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee also must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Thomas J. Brown, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $24,619 for 2020 and $35,584 for 2019.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)    Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s most recent fiscal period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Alternative Solutions Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	01/06/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	01/06/2021

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
(principal financial and accounting officer)

Date	01/04/2021

* Print the name and title of each signing officer under his or her signature.